UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04138

Allmerica Investment Trust

(Name of Registrant)

440 Lincoln Street

Worcester, Massachusetts 01653

(Address of Principal Executive Offices)

Sheila B. St. Hilaire, Trust Secretary

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (508) 855-1000

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2005

Item 1.	Reports to Stockholders

The following are copies of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Allmerica Investment Trust

Annual Report

December 31, 2005

Allmerica Financial

December 31, 2005

Annual Report

Allmerica Investment Trust

AIT

2005

ALLMERICA FINANCIAL®

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

While economies around the world strained to grow during 2005, many global stock markets surged. In Europe, economic growth was sluggish, voters in France and Holland rejected the European Union constitution and there was an election stalemate in Germany. Investors apparently shrugged off these concerns, sending share prices sharply higher. Germany’s Xetra DAX index grew by over 27%, France’s CAC 40 index was up over 23% and London’s FTSE 100 index gained over 16%. Asian economies showed good strength, led by a rebound in Japan. The Nikkei Stock Average gained over 40%, as Prime Minister Koizumi’s election was seen as positive for business. Markets in South Korea, Pakistan and India also rose significantly, as share prices performed well throughout much of Asia. Many had feared that an upward revaluation of the yuan would slow China’s economic growth and impact other countries in the region. However, China’s economy was able to record another strong year after the yuan was raised only about 2% against the U.S. dollar. For the period, the MSCI EAFE Index gained about 14%.

The United States economy turned in another solid performance in 2005, but U.S. stock markets barely budged. GDP grew by an estimated 3.5% for the year and inflation remained well contained. Oil and natural gas prices skyrocketed after hurricanes ripped through refineries and pipelines along the Gulf Coast, threatening economic growth. These prices moved lower when it became apparent that the economy could withstand the effects of these natural disasters. The Federal Reserve Board raised short-term interest rates a full two percentage points during the period, in its continuing effort to combat inflation and maintain price stability. Employment growth continued, although hurricane related losses and layoffs at high-profile companies garnered many of the headlines. Despite a strong economy, U.S. stock markets did not fare as well as some in other parts of the world. For the year, the S&P 500® Index rose over 4%, while the Nasdaq Composite Index gained over 1%. The bond markets provided another year of positive returns, despite the Federal Reserve Board’s tightening moves. The Lehman Brothers Aggregate Bond Index was higher by more than 2%.

On January 9, 2006, each of the Allmerica Investment Trust (AIT) portfolios was reorganized into a corresponding portfolio offered by Goldman Sachs Variable Insurance Trust. These changes are explained on the individual AIT portfolio pages that follow.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 14.68% for 2005, outperforming its benchmark, the Russell Midcap Index, which returned 12.65%.

The portfolio’s strong performance was primarily driven by stock selection and sector allocation. Holdings in the Information Technology and Telecommunications Services sectors had the largest positive impact, followed by Financial Services and Health Care. Within Information Technology, communications equipment providers Harris Corporation and ADTRAN were two of the best performers. Harris Corporation experienced robust demand in its military and international businesses, while ADTRAN benefited from strength in the digital subscriber line (DSL) market. Other notable contributors were Global Payments and Iron Mountain. Outperformance in Telecommunications Services was driven by the portfolio’s above-benchmark exposure to wireless providers and stock selection among diversified telecommunications companies. For example, Canadian wireline and wireless provider Telus performed extremely well. In Financials, stock selection was the primary source of relative strength. Notable contributors included capital markets companies Ameritrade and E*Trade Financial. Both benefited from higher-than-average trading volumes and acquisitions that investors expected to be accretive to earnings. The portfolio’s lack of exposure to thrifts and mortgage companies boosted performance versus the index. Stocks in this industry fell sharply amid a decline in mortgage activity. Stock selection was also strong among Health Care companies, where many of the portfolio’s biotechnology investments did particularly well. These included Vertex Pharmaceuticals, Gilead Sciences, and Amylin Pharmaceuticals.

While the portfolio outperformed, there were pockets of weakness. Stock selection in the Industrials and Business Services sectors had a mildly negative impact on relative performance. Not owning AMR Corporation was unfavorable since the stock was up sharply on several upgrades from Wall Street analysts.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser*	About the Fund*
T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in medium sized companies whose earnings are expected to grow at a faster rate than those of the average company.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Capital Appreciation Fund	14.68%	8.06%	10.82%

Russell Midcap Index	12.65%	8.46%	12.50%
Lipper Mid-Cap Growth Funds Average	10.61%	(0.49)%	8.15%

Growth of a $10,000 Investment Since 1995

The Select Capital Appreciation Fund is a portfolio of Allmerica Investment Trust.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective.

Performance prior to 4/1/98 is that of a prior Sub-Adviser.

*Effective 1/9/06, the Select Capital Appreciation Fund was reorganized into the Goldman Sachs Growth Opportunities Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned 7.18% for 2005, underperforming its benchmark, the Russell 2500 Value Index, which returned 7.74%.

The U.S. economy was quite resilient in 2005. While it did decelerate from its recent peak in 2004, it was still sufficiently robust to help drive double digit earnings growth. Market returns were narrowly focused on Energy and Utilities, as most other sectors underperformed. Major contributors to performance included Questar Corp., an exploration and production company with new management focusing on the non-regulated side of the business and AnnTaylor Stores, the women’s apparel retailer, where consolidated management began to deliver on the turnaround plan at the core AnnTaylor division. Arris, a telecom equipment company, appreciated as cable companies accelerate their rollout of VOIP telephone services using Arris’s equipment. Goodrich Corporation, one of the leading component suppliers to the commercial and military aerospace markets benefited from an accelerating demand recovery in the commercial aerospace market. E*Trade Financial, an on-line provider of financial services contributed to performance, as the long awaited consolidation of the online brokerage industry began to take shape.

The top detractors included Impax Laboratories, a pharmaceutical company that had trouble filing its financial statements and Brooks Automation, a semiconductor equipment maker, which underperformed as the semiconductor industry failed to gain traction. Apria Healthcare Group Inc., which provides home health care services, suffered as end market demand weakened and management failed to cut expenses quickly enough to offset the earnings impact. Dollar Tree Stores, Inc. an operator of discount variety stores continued to transition to larger, more profitable stores, but the older, smaller locations continued to drag down overall results.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser*	About the Fund*
Cramer Rosenthal McGlynn, LLC	Seeks long-term growth of capital by investing primarily in small and mid-sized companies whose securities may be undervalued.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Value Opportunity Fund	7.18%	10.80%	13.32%

Russell 2500 Value Index	7.74%	13.42%	13.89%
Lipper Mid-Cap Value Funds Average	8.53%	10.37%	12.22%

Growth of a $10,000 Investment Since 1995

The Select Value Opportunity Fund is a portfolio of Allmerica Investment Trust.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of funds within the mid-cap value investment objective.

Performance prior to 1/1/97 is that of a prior Sub-Adviser.

*Effective 1/9/06, the Select Value Opportunity Fund was reorganized into the Goldman Sachs Mid Cap Value Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select International Equity Fund

The Select International Equity Fund returned 12.41% for 2005, underperforming its benchmark, the MSCI EAFE Index, which returned 14.02%.

Global stock markets delivered solid returns in 2005, aided by stronger-than-expected global GDP growth and corporate earnings, increased dividend payouts, share buybacks and acceleration of merger and acquisition activity. In the Grantham, Mayo, Van Otterloo & Co. LLC portion of the fund, sector exposures generally helped performance. Most significant was the underweight to Telecommunications, which was the weakest sector. Momentum proved to be the best method to pick winning stocks, while valuation had mixed results. Canadian Natural Resources and Austrian oil company OMV made the largest individual positive contributions to relative return among the holdings. Holding Dutch financial ABN AMRO and Enel, the Italian utility, proved to be less successful. Overweights to Japan and Austria helped performance, while not holding Korean stocks reduced returns.

In the J.P. Morgan Investment Management Inc. portion of the fund, stock selection was the primary source of performance for the year. At a regional level, emerging market countries contributed positively to performance, while Europe and developed Asia detracted the most. From a sector perspective, Information Technology and Energy aided returns, while the biggest detractors were Consumer Discretionary, Financials and Industrials. Mitsubishi Corp., the Japanese trading company, had a tremendous year, experiencing strong cyclical trends across its major divisions. Companhia Vale do Rio Doce, the Brazilian mining company, also performed extremely well as investors looked to participate in the commodity rally. Holdings that detracted from performance included Kingfisher, the European do-it-yourself retailer that had disappointing results, and Vodafone, the global telecommunications company.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers*	About the Fund*
Grantham, Mayo, Van Otterloo & Co. LLC J.P. Morgan Investment Management Inc.	Seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select International Equity Fund	12.41%	0.81%	6.37%

MSCI EAFE Index	14.02%	4.94%	6.17%
Lipper International Core Funds Average	14.83%	3.93%	6.83%

Growth of a $10,000 Investment Since 1995

The Select International Equity Fund is a portfolio of Allmerica Investment Trust.

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

The MSCI EAFE Index is an unmanaged capitalization weighted index of European, Australasian and Far Eastern stocks. The Lipper International Core Funds Average is a non-weighted average of funds within the international core investment objective.

Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc. became Co-Sub-Advisers of the fund effective October 1, 2004. Performance prior to this date is that of a prior Sub-Adviser.

*Effective 1/9/06, the Select International Equity Fund was reorganized into the Goldman Sachs International Equity Fund - Service Shares (the Fund). Goldman Sachs Asset Management International is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Growth Fund

The Select Growth Fund returned 7.38% for 2005 outperforming its benchmark, the Russell 1000 Growth Index, which returned 5.27%.

In the GE Asset Management Incorporated portion of the fund, the sole holding in the Materials sector, Monsanto, contributed positively to performance, as did an overweight position in Energy sector holding Schlumberger. Not owning any Consumer Staples stocks also benefited the portfolio, as the sector underperformed the benchmark. An overweight position in the lagging Consumer Discretionary sector was the single largest detractor from portfolio performance during the period. Underperforming stocks included Liberty Media, Comcast, Bed Bath & Beyond, Carnival and IAC InterActiveCorp. Vodafone, the only Telecommunication Services holding, performed poorly, as well. In the Financials sector, State Street and AFLAC were positive contributors, but could not offset the negative impact of the position in underperforming Fannie Mae.

In the Jennison Associates LLC portion of the fund, Health Care positions had the largest positive impact on total return. Alcon, Amgen, Genentech and Roche all benefited from strong product cycles. United Health Group and Wellpoint also posted above market returns. The performance of the Information Technology holdings was also very strong. Google was the top contributor to returns, while Apple Computer’s stock more than doubled during the year, as it continued to benefit from the tremendous success of its iPod family of products. In the Consumer sectors, Whole Foods and Chico’s were important contributors to performance. The greatest detractor from returns was eBay, with most of the weakness occurring early in the year, on concerns that domestic growth was slowing more than anticipated. In the Industrials sector, holdings UPS and GE underperformed the benchmark.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers*	About the Fund*
GE Asset Management Incorporated Jennison Associates LLC	Seeks long-term growth of capital by investing primarily in the common stock of companies believed to have long-term growth potential.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Growth Fund	7.38%	(4.50)%	6.51%

Russell 1000 Growth Index	5.27%	(3.58)%	6.73%
Lipper Large-Cap Growth Funds Average	7.33%	(3.18)%	7.24%

Growth of a $10,000 Investment Since 1995

The Select Growth Fund is a portfolio of Allmerica Investment Trust.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Average is a non-weighted average of funds within the large-cap growth investment objective.

GE Asset Management Incorporated became a Co-Sub-Adviser of the fund effective April 30, 2004. Jennison Associates LLC became a Co-Sub-Adviser of the fund effective April 18, 2003. Performance prior to these dates is that of prior Sub-Advisers.

*Effective 1/9/06, the Select Growth Fund was reorganized into the Goldman Sachs Capital Growth Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Core Equity Fund

The Core Equity Fund returned 6.03% for 2005, underperforming its benchmark, the Russell 1000 Index, which returned 6.27%.

In the Goldman Sachs Asset Management, L.P. portion of the fund, the Investment Sub-Adviser pared the number of holdings, reflecting confidence in the remaining companies. Wireless tower companies Crown Castle Corp. and American Tower Corp. contributed to returns, as the tower leasing environment improved significantly in the third and fourth quarters. Health Care business holdings Amgen, Inc., Caremark Rx, Inc. and Medco were top performers over the period. Fannie Mae and Freddie Mac underperformed this year, as potential legislation and accounting restatements weighed on the stocks. Avon Products detracted from performance, after it announced that its third quarter earnings would be below analysts’ expectations. The overweight in Media stocks also weighed on performance, as this was the worst performing sector of the market in 2005.

In the UBS Global Asset Management (Americas) Inc. portion of the fund, the Investment Sub-Adviser underweighted the Energy sector, believing that the price of crude oil and many other commodities was well in excess of equilibrium. Avoiding most Energy stocks detracted from performance during the period. Of the relatively limited holdings in this sector, Marathon Oil was one of the best performers over the year, as the company benefited from increased energy prices. The overweight position in construction and real properties benefited performance, with holding Martin Marietta Materials the top performer. Within Health Care, the Investment Sub-Adviser continued to find attractive opportunities, aiding returns. Avoiding significant exposure to Pfizer, which struggled this year, also helped performance. The portfolio’s grocery store holdings were positive contributors to results, as well.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers*	About the Fund*
Goldman Sachs Asset Management, L.P. UBS Global Asset Management (Americas) Inc.	Seeks long-term growth of capital by investing primarily in common stocks that are believed to represent significant underlying value in relation to current market prices.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Core Equity Fund	6.03%	(1.00)%	7.16%

Russell 1000 Index	6.27%	1.07%	9.28%
Lipper Large-Cap Core Funds Average	5.77%	(0.48)%	7.27%

Growth of a $10,000 Investment Since 1995

The Core Equity Fund is a portfolio of Allmerica Investment Trust.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective.

Performance prior to May 1, 2002 is that of a prior Sub-Adviser.

*Effective 1/9/06, the Core Equity Fund was reorganized into the Goldman Sachs CORE SM U.S. Equity Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Equity Index Fund

The Equity Index Fund returned 4.38% for 2005, underperforming its benchmark, the S&P 500® Index, which returned 4.89%.

The economy continued to stabilize in 2005 and equity returns reverted to what may be a more sustainable growth rate. The job market improved and household income increased. This resulted in strong consumer spending, which provided a boost to corporate earnings. A relatively accommodative federal funds rate and a booming housing market provided additional stimulus for the economy. Equity returns were held down for most of the year by high oil prices, which threatened to dampen consumer spending, and the prospects of higher inflation. Although many feared that the hurricanes that hit the Gulf Coast would derail the expansion, the rescue and rebuilding efforts actually accelerated growth during the period. As the economy grew and inflation picked up, investors realized that the Federal Reserve Board (Fed) might have to continue its tightening regimen, in its efforts to curb inflation. The Fed raised the federal funds rate a full two percentage points during the period, to 4.25%.

The Energy and Health Care sectors were among the best performers in 2005. Energy companies saw increasing margins due to the energy shocks during the year. The Health Care sector saw improved earnings due to increased merger activity, which improved the market share of the biggest companies. The Automobile sector was among the worst performing sectors, as rising health care costs and a declining market share pummeled the stocks of the two largest domestic automobile manufacturers. This poor performance trickled down to the Automotive Supply sector, which saw double-digit negative returns for the year.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser*	About the Fund*
Opus Investment Management, Inc.	Seeks to replicate the aggregate price and yield performance of the S&P 500® Index.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Equity Index Fund	4.38%	0.15%	8.65%

S&P 500® Index	4.89%	0.54%	9.07%
Lipper S&P 500 Index Objective Funds Average	4.52%	0.16%	8.74%

Growth of a $10,000 Investment Since 1995

The Equity Index Fund is a portfolio of Allmerica Investment Trust.

The S&P 500® Index is an unmanaged index of 500 leading stocks. S&P 500® Index is a registered trademark of The McGraw-Hill Companies, Inc. The Lipper S&P 500 Index Objective Funds Average is a non-weighted average of funds within the S&P 500® Index investment objective.

*Effective 1/9/06, the Equity Index Fund was reorganized into the Goldman Sachs Equity Index Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund and SSgA Funds Management, Inc. is the investment sub-adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Investment Grade Income Fund

The Select Investment Grade Income Fund returned 1.84% for 2005, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.43%.

The bond market turned in positive returns for the period, despite the Federal Reserve Board’s on-going tightening policy. As short-term interest rates rose, long-term interest rates remained relatively stable, resulting in a flattening of the yield curve. During the year, corporate profit gains were exceptional, but capital spending has been slow. Housing has been touted as a major factor driving consumer spending during this recovery, but prices have escalated dramatically and affordability has plunged, indicating that a slowdown in the Housing sector is possible.

During the period, the Investment Sub-Adviser reduced the portfolio’s overweight to the Credit sector to approximately 30%, with most of the reduction coming from BBB rated securities. During this re-allocation, several names were sold that were believed to have run their course or were becoming concerns in this leveraged buy-out environment. In addition, the Investment Sub-Adviser increased existing positions where conviction remained strong, while adding very few new credits. Some of the specific credits that were sold after reaching fair value included Telus Corp, Devon Energy, United Healthcare, Province of Quebec and Province of British Columbia. All had performed well since their original purchase. Specific credits sold because they may be at risk for shareholder friendly activity included British Sky Broadcasting and Tyco International Group. Exposure to Comcast and Time Warner was reduced for the same reason. Credits that the Investment Sub-Adviser believe have further upside potential based on fundamental analysis, include Safeway, Kroger, Sprint/Nextel and Morgan Stanley.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser*	About the Fund*
Opus Investment Management, Inc.	Seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Investment Grade Income Fund	1.84%	5.01%	5.49%

Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%
Lipper Intermediate Investment Grade Debt Funds Average	1.99%	5.60%	5.62%

Growth of a $10,000 Investment Since 1995

The Select Investment Grade Income Fund is a portfolio of Allmerica Investment Trust.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed-rate debt issues with an investment grade or higher rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average is a non-weighted average of funds within the intermediate investment grade debt investment objective.

*Effective 1/9/06, the Select Investment Grade Income Fund was reorganized into the Goldman Sachs Core Fixed Income Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Government Bond Fund

The Government Bond Fund returned 1.55% for 2005, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 1.70%.

The Lehman Brothers Aggregate Bond Index gained over 2% for the period, low in absolute terms, but remarkable given that this performance occurred during a bear market for bonds. With the federal funds rate now at 4.25%, after thirteen consecutive 25-basis point increases, the Investment Sub-Adviser believes that monetary policy is no longer deemed accommodative and may be nearing neutrality. The looming question now may be whether neutral monetary policy is enough. Should inflation measures show new vigor, the Federal Reserve Board may continue raising interest rates in order to restrain economic growth. Foreign buying has been a key driver of this bond market. If this were to slow or reverse course, the Investment Sub-Adviser believes it could have a major impact on the yield curve.

Within the fund, a consistent overweight to spread sectors, in particular, agencies and mortgage securities, helped performance for the year. The portfolio’s exposure to agency securities, which provided excess return relative to the Treasury sector, was twice that of the benchmark throughout the year. The Investment Sub-Adviser’s approximately 27% allocation to collateralized mortgage obligations proved to be a good decision, in light of the positive index returns. In the mortgage space, the Investment Sub-Adviser’s bias was toward higher coupon bonds offering less extension risk. Most recently, overall returns for the Mortgage-Backed Securities sector were driven by lower volatility, renewed buying from Freddie Mac, a flatter yield curve, higher fixed rate supply, lower overall supply and unattractive rolls.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser*	About the Fund*
Opus Investment Management, Inc.	Seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Government Bond Fund	1.55%	4.40%	5.02%

Lehman Brothers Intermediate Government Bond Index	1.70%	4.82%	5.50%
Lipper General U.S. Government Funds Average	2.32%	5.32%	5.44%

Growth of a $10,000 Investment Since 1995

The Government Bond Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. Government.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of U.S. Government and agency bonds with remaining maturities of one to ten years. The Lipper General U.S. Government Funds Average is a non-weighted average of funds within the general U.S. Government investment objective.

*Effective 1/9/06, the Government Bond Fund was reorganized into the Goldman Sachs Government Income Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Money Market Fund

The Money Market Fund returned 2.75% for 2005, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 2.46%.

During the year, the fund maintained a short weighted average maturity in the range of 20 to 40 days. This position enabled the Investment Sub-Adviser to take advantage of rapidly increasing short-term interest rates, as the Federal Reserve Board moved the federal funds rate from 2.25% at the start of the year, to 4.25% by the end of the year. The fund’s performance was aided by its holdings of primarily short-dated, high quality, commercial paper and certificates of deposit. Floating-rate notes and extendible commercial paper were also utilized for their built in reset functions, designed to keep pace with the Federal Reserve Board rate hikes, while adding incremental spread.

The U.S. economy endured several major tests in 2005, each time displaying amazing resilience. The bond market’s reaction to the Federal Reserve Board’s on-going tightening policy has been remarkably tame. Long-term interest rates have remained extraordinarily stable, with the ten year Treasury only 18 basis points higher, and the thirty year Treasury actually 27 basis points lower, than a year ago, resulting in a relatively flat yield curve. Foreign buying has been a key driver of this bond market phenomenon. If this were to slow or reverse course, it could have a major impact on the yield curve. Inflation is another threat, since energy and other commodities show no signs of significant price reversals and gold sits at a 25-year high. With the unemployment rate at 5%, unit labor costs could escalate, especially if productivity gains dissipate and benefit costs continue their upward trend.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser*	About the Fund*
Opus Investment Management, Inc.	Seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	2.75%	2.07%	3.81%

Money Fund Report Averages: First Tier Taxable	2.46%	1.65%	3.33%
Lipper Money Market Funds Average	2.69%	1.85%	3.55%

Average Yield as of December 31, 2005

Money Market Fund 7-Day Yield	3.63%

Growth of a $10,000 Investment Since 1995

The Money Market Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is a non-weighted average of funds within the money market investment objective.

*Effective 1/9/06, the Money Market Fund was reorganized into the Goldman Sachs Money Market Fund - Service Shares (the Fund). Goldman Sachs Asset Management, L.P. is the investment adviser to the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

ALLMERICA INVESTMENT TRUST

EXPENSE EXAMPLES 12/31/05 (Unaudited)

You do not own shares of any Fund of the Allmerica Investment Trust directly. As a contract/policy owner investing in a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in your Fund and other funds. To do so, compare 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any costs or expenses that apply to the subaccount or the contact. Therefore, the second line of the table is useful in comparing ongoing expenses of each Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the costs or expenses that apply to the subaccount or the contract were included, your costs would have been higher.

Allmerica Funds	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Annualized Expense Ratio	Expenses Paid During Period* (July 1 to December 31, 2005)
Select Capital Appreciation Fund
Actual	$1,000	$1,128.50	1.15%	$6.17
Hypothetical	1,000	1,031.00	1.15%	5.89
Select Value Opportunity Fund
Actual	$1,000	$1,073.70	1.11%	$5.80
Hypothetical	1,000	1,030.80	1.11%	5.68
Select International Equity Fund
Actual	$1,000	$1,129.50	1.25%	$6.71
Hypothetical	1,000	1,031.51	1.25%	6.40
Select Growth Fund
Actual	$1,000	$1,089.30	1.01%	$5.32
Hypothetical	1,000	1,030.30	1.01%	5.17
Core Equity Fund
Actual	$1,000	$1,067.50	0.82%	$4.27
Hypothetical	1,000	1,029.34	0.82%	4.19
Equity Index Fund
Actual	$1,000	$1,055.10	0.53%	$2.75
Hypothetical	1,000	1,027.88	0.53%	2.71
Select Investment Grade Income Fund
Actual	$1,000	$998.30	0.64%	$3.22
Hypothetical	1,000	1,028.43	0.64%	3.27
Government Bond Fund
Actual	$1,000	$998.00	0.74%	$3.73
Hypothetical	1,000	1,028.94	0.74%	3.78
Money Market Fund
Actual	$1,000	$1,016.50	0.55%	$2.80
Hypothetical	1,000	1,027.98	0.55%	2.81

*	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Shares		Value (Note 2)

COMMON STOCKS - 98.5%
	Advertising - 1.7%
43,000	Catalina Marketing Corp.	$1,090,050
26,500	Clear Channel Outdoor Holdings, Inc. Class A*	531,325
67,000	Lamar Advertising Co.*	3,091,380

		4,712,755

	Aerospace & Defense - 2.8%
28,000	Alliant Techsystems, Inc.*	2,132,760
58,000	Goodrich Corp.	2,383,800
69,000	Rockwell Collins, Inc.	3,206,430

		7,722,990

	Airlines - 1.7%
105,000	JetBlue Airways Corp.*	1,614,900
178,000	Southwest Airlines, Inc.	2,924,540

		4,539,440

	Auto Manufacturers - 0.8%
52,000	Oshkosh Truck Corp.	2,318,680

	Auto Parts & Equipment - 0.5%
49,000	TRW Automotive Holdings Corp.*	1,291,150

	Banks - 0.3%
8,000	Investors Financial Services Corp.	294,640
11,000	SVB Financial Group*	515,240

		809,880

	Beverages - 0.4%
72,000	Cott Corp.*	1,058,400

	Biotechnology - 3.0%
21,000	Celgene Corp.*	1,360,800
36,000	Human Genome Sciences, Inc.*	308,160
121,000	Medimmune, Inc.*	4,237,420
35,000	Protein Design Labs, Inc.*	994,700
49,000	Vertex Pharmaceuticals, Inc.*	1,355,830

		8,256,910

	Building Materials - 0.6%
43,000	American Standard Companies, Inc.	1,717,850

	Commercial Services - 7.7%
31,000	Apollo Group, Inc.*	1,874,260
53,000	Certegy, Inc.	2,149,680
62,000	ChoicePoint, Inc.*	2,759,620
42,000	Education Management*	1,407,420
9,000	Getty Images, Inc.*	803,430
40,000	Global Payments, Inc.	1,864,400
67,000	Iron Mountain, Inc.*	2,828,740
8,000	Laureate Education, Inc.*	420,080
53,000	Manpower, Inc.	2,464,500
76,000	MoneyGram International, Inc.	1,982,080
36,000	Robert Half International, Inc.	1,364,040
20,500	United Rentals, Inc.*	479,495
22,000	Viad Corp.	645,260

		21,043,005

	Computers - 2.6%
32,000	CACI International, Inc., Class A*	1,836,160
129,000	Cadence Design Systems, Inc.*	2,182,680
51,000	DST Systems, Inc.*	3,055,410

		7,074,250

	Diversified Financial Services - 5.5%
149,000	Ameritrade Holding Corp.*	3,576,000
48,200	CapitalSource, Inc.*	1,079,680
106,000	E*TRADE Financial Corp.*	2,211,160
72,000	Eaton Vance Corp.	1,969,920
59,000	Janus Capital Group, Inc.	1,099,170
21,000	Legg Mason, Inc.	2,513,490
36,000	Nuveen Investments, Inc., Class A	1,534,320
45,000	Waddell & Reed Financial, Class A	943,650

		14,927,390

	Electrical Components & Equipment - 0.8%
54,600	AMETEK, Inc.	2,322,684

	Electronics - 4.4%
36,000	Cogent, Inc.*	816,480
157,000	Flextronics International, Ltd.*	1,639,080
59,000	Flir Systems, Inc.*	1,317,470
32,000	Garmin, Ltd.	2,123,200
117,000	Gentex Corp.	2,281,500
71,000	Jabil Circuit, Inc.*	2,633,390
31,000	Waters Corp.*	1,171,800

		11,982,920

	Entertainment - 0.5%
35,000	Dreamworks Animation SKG, Inc., Class A*	859,600
13,900	International Game Technology	427,842

		1,287,442

	Food - 0.5%
18,000	Whole Foods Market, Inc.	1,393,020

	Health Care-Products - 2.5%
36,000	Edwards Lifesciences Corp.*	1,497,960
22,000	Gen-Probe, Inc.*	1,073,380
10,000	INAMED Corp.*	876,800
31,000	Kinetic Concepts, Inc.*	1,232,560
43,000	Patterson Cos., Inc.*	1,436,200
16,000	Varian Medical Systems, Inc.*	805,440

		6,922,340

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Health Care - Services - 4.9%
43,000	Community Health Systems, Inc.*	$1,648,620
18,000	Coventry Health Care, Inc.*	1,025,280
18,000	Davita, Inc.*	911,520
54,000	Health Management Associates, Inc., Class A	1,185,840
26,900	Humana, Inc.*	1,461,477
48,000	Laboratory Corp. of America Holdings*	2,584,800
71,000	Manor Care, Inc.	2,823,670
46,000	Triad Hospitals, Inc.*	1,804,580

		13,445,787

	Home Furnishings - 0.7%
20,000	Harman International Industries, Inc.	1,957,000

	Insurance - 2.8%
71,000	Assurant, Inc.	3,087,790
61,000	Axis Capital Holdings, Ltd.	1,908,080
22,000	Principal Financial Group, Inc.	1,043,460
41,000	Willis Group Holdings, Ltd.	1,514,540

		7,553,870

	Internet - 3.8%
41,000	Amazon.com, Inc.*	1,933,150
38,000	CheckFree Corp.*	1,744,200
107,000	CNET Networks, Inc.*	1,571,830
58,000	Monster Worldwide, Inc.*	2,367,560
124,000	VeriSign, Inc.*	2,718,080

		10,334,820

	Leisure Time - 0.8%
57,000	Brunswick Corp.	2,317,620

	Lodging - 2.0%
81,000	Fairmont Hotels & Resorts, Inc.	3,435,210
35,000	Wynn Resorts, Ltd.*	1,919,750

		5,354,960

	Manufacturing - Miscellaneous - 3.9%
31,000	Danaher Corp.	1,729,180
18,000	ITT Industries, Inc.	1,850,760
39,000	Pentair, Inc.	1,346,280
96,000	Roper Industries, Inc.	3,792,960
32,000	Teleflex, Inc.	2,079,360

		10,798,540

	Media - 3.4%
114,000	Citadel Broadcasting Corp.	1,532,160
4,000	Cox Radio, Inc.*	56,320
99,300	Discovery Holding Co., Class A*	1,504,395
41,000	Dolby Laboratories, Inc.*	699,050
80,000	Rogers Communications, Inc., Class B	3,380,800
61,000	Univision Communications, Inc.*	1,792,790
13,000	XM Satellite Radio Holdings, Inc.*	354,640

		9,320,155

	Mining - 0.7%
35,000	Newmont Mining Corp.	1,869,000

	Oil & Gas - 4.5%
52,000	EOG Resources, Inc.	3,815,240
60,000	Murphy Oil Corp.	3,239,400
43,000	Western Gas Resources, Inc.	2,024,870
76,000	XTO Energy, Inc.	3,339,440

		12,418,950

	Oil & Gas Services - 3.5%
115,000	BJ Services Co.	4,217,050
51,000	FMC Technologies, Inc.*	2,188,920
82,000	Smith International, Inc.	3,043,020

		9,448,990

	Pharmaceuticals - 7.5%
41,000	Abgenix, Inc.*	881,910
62,000	Alkermes, Inc.*	1,185,440
34,000	Amylin Pharmaceuticals, Inc.*	1,357,280
28,000	Andrx Corp.*	461,160
44,000	Barr Pharmaceuticals*	2,740,760
48,000	Cephalon, Inc.*	3,107,520
132,000	Elan Corp., Plc, Sponsored ADR*	1,838,760
48,000	Gilead Sciences, Inc.*	2,526,240
24,000	Neurocrine Biosciences, Inc.*	1,505,520
35,000	Omnicare, Inc.	2,002,700
25,000	OSI Pharmaceuticals, Inc.*	701,000
24,000	Sepracor, Inc.*	1,238,400
54,000	Valeant Pharmaceuticals International	976,320

		20,523,010

	Retail - 7.0%
49,000	Best Buy Co., Inc.	2,130,520
39,000	CarMax, Inc.*	1,079,520
32,000	CDW Corp.	1,842,240
89,000	Dollar General Corp.	1,697,230
45,000	Family Dollar Stores, Inc.	1,115,550
10,000	MSC Industrial Direct Co., Class A	402,200
56,000	O’Reilly Automotive, Inc.*	1,792,560
20,000	P.F. Chang’s China Bistro, Inc.*	992,600
86,000	PETsMART, Inc.	2,206,760
54,000	Ross Stores, Inc.	1,560,600
1,000	Shoppers Drug Mart Corp.	37,752
27,000	Shoppers Drug Mart Corp., Unregistered*	1,019,323
48,000	The Cheesecake Factory, Inc.*	1,794,720
36,000	Williams-Sonoma, Inc.*	1,553,400

		19,224,975

	Semiconductors - 6.5%
112,000	Altera Corp.*	2,075,360
33,000	Amis Holdings, Inc.*	351,450
94,000	Intersil Corp., Class A	2,338,720
74,000	Linear Technology Corp.	2,669,180
72,000	Microchip Technology, Inc.	2,314,800
52,000	National Semiconductor Corp.	1,350,960

See Notes to Financial Statements

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Semiconductors (continued)
72,000	Novellus Systems, Inc.*	$1,736,640
77,000	PMC-Sierra, Inc.*	593,670
42,000	Semtech Corp.*	766,920
63,000	Spansion LLC Class A*	876,960
107,000	Xilinx, Inc.	2,697,470

		17,772,130

	Software - 3.9%
80,666	Activision, Inc.*	1,108,351
51,000	Adobe Systems, Inc.	1,884,960
12,600	Avid Technology, Inc.*	689,976
60,000	Jack Henry & Associates, Inc.	1,144,800
52,000	McAfee, Inc.*	1,410,760
51,000	NAVTEQ Corp.*	2,237,370
76,000	Red Hat, Inc.*	2,070,240

		10,546,457

	Telecommunications - 6.1%
37,000	Adtran, Inc.	1,100,380
48,000	Amdocs, Ltd.*	1,320,000
70,000	American Tower Corp., Class A*	1,897,000
36,000	Comverse Technology, Inc.*	957,240
111,000	Crown Castle International Corp.*	2,987,010
64,000	Harris Corp., Inc.	2,752,640
50,000	Juniper Networks, Inc.*	1,115,000
101,000	Nextel Partners, Inc., Class A*	2,821,940
46,000	Telus Corp.	1,889,832

		16,841,042

	Transportation - 0.2%
8,000	Expeditors International of Washington, Inc.	540,080

	Total Common Stocks (Cost $188,551,519)	269,648,492

Total Investments - 98.5% (Cost $188,551,519)		269,648,492

Net Other Assets and Liabilities - 1.5%		4,174,537

Total Net Assets - 100.0%		$273,823,029

*	Non-income producing security.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Basic Materials	0.7%
Communications	15.0
Consumer Cyclical	14.0
Consumer Non-Cyclical	26.5
Energy	8.0
Financial	8.6
Industrial	12.7
Technology	13.0
Net Other Assets and Liabilities	1.5

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Shares		Value (Note 2)
COMMON STOCKS - 90.6%
	Aerospace & Defense - 6.5%
158,100	Esterline Technologies Corp.*	$5,879,739
167,800	Goodrich Corp.	6,896,580
218,325	Moog, Inc., Class A*	6,196,063

		18,972,382

	Banks - 3.3%
125,000	Huntington Bancshares, Inc.	2,968,750
209,825	North Fork Bancorp., Inc.	5,740,812
15,600	Webster Financial Corp.	731,640

		9,441,202

	Biotechnology - 3.0%
231,400	Cambrex Corp.	4,343,378
66,300	Millipore Corp.*	4,378,452

		8,721,830

	Building Materials - 2.3%
96,100	Carlisle Cos., Inc.	6,645,315

	Chemicals - 6.8%
199,200	Airgas, Inc.	6,553,680
115,400	Cytec Industries, Inc.	5,496,502
56,100	FMC Corp.*	2,982,837
241,800	Rockwood Holdings, Inc.*	4,770,714

		19,803,733

	Commercial Services - 3.5%
175,900	ACCO Brands Corp.*	4,309,550
127,710	Manpower, Inc.	5,938,515

		10,248,065

	Computers - 2.2%
186,000	NCR Corp.*	6,312,840

	Cosmetics & Personal Care - 0.3%
26,100	Chattem, Inc.*	949,779

	Distribution & Wholesale - 1.9%
153,900	Hughes Supply, Inc.	5,517,315

	Diversified Financial Services - 2.6%
224,400	E*TRADE Financial Corp.*	4,680,984
68,700	Nuveen Investments, Inc., Class A	2,927,994

		7,608,978

	Electric - 1.1%
1,300	Northeast Utilities	25,597
64,800	NRG Energy, Inc.*	3,053,376

		3,078,973

	Electronics - 5.7%
140,900	Amphenol Corp., Class A	6,236,234
270,500	Integrated Device Technology, Inc.*	3,565,190
293,000	PerkinElmer, Inc.	6,903,080

		16,704,504

	Engineering & Construction - 1.3%
102,400	URS Corp.*	3,851,264

	Entertainment - 1.4%
208,400	Regal Entertainment Group, Class A	3,963,768

	Food - 2.5%
102,000	McCormick & Co., Inc.	3,153,840
105,600	Ralcorp Holdings, Inc.*	4,214,496

		7,368,336

	Health Care - Products - 2.3%
101,300	C.R. Bard, Inc.	6,677,696

	Health Care - Services - 1.5%
176,700	Apria Healthcare Group, Inc.*	4,260,237

	Insurance - 6.3%
66,000	AMBAC Financial Group, Inc.	5,085,960
120,400	Assurant, Inc.	5,236,196
46,200	MBIA, Inc.	2,779,392
117,400	Protective Life Corp.	5,138,598

		18,240,146

	Leisure Time - 2.2%
140,400	Royal Caribbean Cruises, Ltd.	6,326,424

	Manufacturing - Miscellaneous - 1.8%
232,500	Leggett & Platt, Inc.	5,338,200

	Metal Fabricate & Hardware - 3.5%
139,100	Kaydon Corp.	4,470,674
135,200	NCI Building Systems, Inc.*	5,743,296

		10,213,970

	Oil & Gas - 3.6%
160,500	Pride International, Inc.*	4,935,375
238,065	Southern Union Co.*	5,625,476

		10,560,851

	Pipelines - 3.2%
121,100	Questar Corp.	9,167,270

	Real Estate - 3.1%
90,300	Brookfield Asset Management, Inc. Class A	4,544,799
68,500	The St. Joe Co.	4,604,570

		9,149,369

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Retail - 9.3%
178,800	AnnTaylor Stores Corp.*	$6,172,176
162,700	Claire’s Stores, Inc.	4,754,094
187,800	Dollar Tree Stores, Inc.*	4,495,932
244,800	Ruby Tuesday, Inc.	6,337,872
87,600	Tuesday Morning Corp.	1,832,592
87,600	United Auto Group, Inc.	3,346,320

		26,938,986

	Semiconductors - 1.6%
382,100	Brooks Automation, Inc.*	4,787,713

	Software - 2.2%
115,100	Avid Technology, Inc.*	6,302,876

	Telecommunications - 3.2%
107,500	Amdocs, Ltd.*	2,956,250
380,100	Avaya, Inc.*	4,055,667
289,500	CGI Group, Inc., Class A*	2,333,370

		9,345,287

	Transportation - 2.4%
137,700	CSX Corp.	6,991,029

	Total Common Stocks (Cost $226,311,243)	263,488,338

Total Investments - 90.6% (Cost $226,311,243)		263,488,338

Net Other Assets and Liabilities - 9.4%		27,209,822

Total Net Assets - 100.0%		$290,698,160

*	Non-income producing security.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Basic Materials	6.8%
Communications	3.2
Consumer Cyclical	14.8
Consumer Non-Cyclical	13.1
Energy	6.8
Financial	15.3
Industrial	23.5
Technology	6.0
Utilities	1.1
Net Other Assets and Liabilities	9.4

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Shares		Value (Note 2)
COMMON STOCKS - 94.9%
	Australia - 1.8%
15,745	Australia & New Zealand Banking Group, Ltd.	$276,692
101,200	BHP Billiton, Ltd.	1,689,313
15,029	Commonwealth Bank of Australia	471,427
7,395	Macquarie Bank, Ltd.	369,787
3,727	Metcash, Ltd.	12,306
23,912	National Australia Bank, Ltd.	568,472
3,360	RHI AG*	90,658
3,324	Rio Tinto, Ltd.	168,290
36,000	Santos, Ltd.	323,584
29,435	Stockland	140,387
6,527	Suncorp-Metway, Ltd.	96,023
205,400	Telstra Corp.	592,299
21,567	Woolworths, Ltd.	266,648

		5,065,886

	Austria - 0.8%
2,898	Boehler-Uddeholm	490,075
4,182	Flughafen Wien AG	299,364
16,896	OMV AG	989,739
3,870	Voestalpine AG	389,966

		2,169,144

	Brazil - 0.6%
43,000	Cia Vale do Rio Doce, ADR	1,769,020

	Finland - 2.2%
100	Finnair Oyj	1,418
31,900	Fortum Oyj	597,967
10,300	Kesko Oyj, Class B	291,927
5,700	Metso Oyj	155,953
3,050	Neste Oil Oyj*	86,192
220,893	Nokia Oyj	4,038,704
15,300	Rautaruukki Oyj	372,079
28,900	Sampo Oyj, Class A	503,428
1,800	Wartsila Oyj, Class A	52,912
3,300	Wartsila Oyj, Class B	97,630
3,800	YIT-Yhtyma Oyj	162,474

		6,360,684

	France - 8.4%
1,238	Assurances Generales de France	122,625
74,052	AXA	2,388,879
47,220	BNP Paribas	3,819,408
1,589	Bongrain SA	93,081
1,048	Christian Dior SA	93,139
51,706	Cie de Saint-Gobain	3,074,741
35	Fromageries Bel Vache qui Rit	5,799
16,600	Imerys SA	1,200,275
18,400	Lafarge SA	1,654,867
6,923	Michelin, Class B	388,988
14,871	PSA Peugeot Citroen	857,039
2,307	Renault SA	188,104
12,279	Sanofi-Aventis	1,075,292
1,992	Schneider Electric SA	177,625
8,552	Societe Generale	1,051,513
31,631	Total SA, Class B	7,943,097
3,128	Veolia Environnement	141,552

		24,276,024

	Germany - 6.4%
1,466	Adidas-Salomon AG	277,578
3,993	Allianz AG	604,557
10,475	Altana AG	570,221
14,550	BASF AG	1,114,207
1,850	Bayer AG	77,260
53,572	Bayerische Motoren Werke (BMW) AG	2,348,863
6,153	Commerzbank AG	189,464
12,753	DaimlerChrysler AG	651,065
7,680	Deutsche Bank AG	744,349
58,500	Deutsche Post AG	1,417,808
19,419	E.ON AG	2,008,261
3,709	Man AG	197,866
4,598	Merck KGaA	380,617
2,619	Muenchener Rueckversicherungs AG	354,501
5,033	RWE AG	372,551
3,565	Salzgitter AG	192,420
7,100	SAP AG	1,286,872
30,387	Schering AG	2,035,335
892	Schwarz Pharma AG	56,611
20,700	Siemens AG	1,773,538
9,200	Suedzucker AG	215,895
26,044	ThyssenKrupp AG	543,057
10,582	TUI AG	216,643
16,300	Volkswagen AG	860,501

		18,490,040

	Greece - 0.0%
1	Alpha Bank A.E.	23

	Hong Kong - 1.2%
29,000	Cheung Kong Holdings, Ltd.	297,535
95,500	CLP Holdings, Ltd.	554,262
137,500	Esprit Holdings, Ltd.	977,133
16,000	Guoco Group, Ltd.	177,054
98,000	Hang Lung Group, Ltd.	207,918
186,500	Hong Kong Electric	923,654
28,000	Hong Kong Ferry Holdings Co.	33,946
65,500	Yue Yuen Industrial Holdings, Ltd.	182,894

		3,354,396

	Ireland - 0.8%
2,712	Allied Irish Banks, Plc	57,929
95,911	Bank of Ireland	1,510,699
28,275	CRH, Plc	831,497

		2,400,125

	Italy - 5.0%
15,107	Banca Intesa SpA RNC	74,639
64,575	Banca Monte dei Paschi di Siena SpA	301,660

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Italy (continued)
25,082	Capitalia SpA	$145,145
187,208	Enel SpA	1,469,931
302,922	ENI SpA	8,399,137
32,801	Fiat SpA*	285,691
7,657	Fiat SpA - RCN*	59,351
14,418	FinecoGroup SpA	138,716
2,401	Fondiaria-Sai SpA	79,046
8,307	IFI-Istituto Finanziario Industriale SpA*	136,644
11,775	Italcementi SpA	149,099
1,079	Italmobiliare SpA	73,932
64,800	Mediaset SpA	686,325
4,500	Natuzzi SpA, Sponsored ADR	31,500
12,821	Sanpaolo IMI SpA	200,427
27,700	SMI-Societa Metallurgica Italiana SpA*	13,374
91,912	Telecom Italia SpA	227,870
273,100	UniCredito Italiano SpA	1,880,946

		14,353,433

	Japan - 24.0%
7,300	Aeon Co., Ltd.	185,609
10,000	Aioi Insurance Co., Ltd.	69,497
6,000	Alps Electric Co., Ltd.	83,549
52,200	Astellas Pharma Inc.	2,035,088
4,100	Autobacs Seven Co., Ltd.	215,094
38,700	Canon, Inc.	2,263,158
35,500	Chubu Electric Power Co., Inc.	845,453
3,000	Chugai Pharmaceutical Co., Ltd.	64,327
10,400	Chugoku Electric Power Co., Inc.	201,407
17,000	Cosmo Oil Co., Ltd.	85,007
31,500	Credit Saison Co., Ltd.	1,572,464
28,000	Daido Steel Co., Ltd.	267,446
39,379	Daiichi Sankyo Co., Ltd.*	759,272
35,100	Daikin Industries, Ltd.	1,026,316
21,000	Daikyo, Inc.*	129,748
7,600	Daito Trust Construction Co., Ltd.	392,915
5,000	Daiwa House Industry Co., Ltd.	78,142
8,000	Daiwa Kosho Lease Co., Ltd.	47,258
25,500	Eisai Co., Ltd.	1,069,794
15,700	Fanuc, Ltd.	1,331,952
14,000	Fuji Electric Holdings Co., Ltd.	74,159
101,000	Fuji Heavy Industries, Ltd.	547,843
13,000	Fujikura, Ltd.	105,331
24,000	Furukawa Electric Co. (The), Ltd.*	187,541
72,000	Haseko Corp.*	277,651
7,200	Hirose Electric Co., Ltd.	959,878
2,200	Hitachi Chemical Co., Ltd.	58,174
14,100	Hokkaido Electric Power Co., Inc.	286,804
79,300	Honda Motor Co., Ltd.	4,523,171
57,600	Hoya Corp.	2,069,870
87,000	Isuzu Motors, Ltd.	331,808
99,000	Itochu Corp.	825,629
2,000	Itoham Foods, Inc.	8,136
30	Japan Tobacco, Inc.	437,325
72,000	Kajima Corp.	413,730
4,000	Kamigumi Co., Ltd.	35,494
10,000	Kandenko Co., Ltd.	74,667
27,900	Kansai Electric Power Co. (The), Inc.	599,428
75,000	Kao Corp.	2,008,645
170,000	Kawasaki Heavy Industries, Ltd.	619,544
24,000	Kawasaki Kisen Kaisha, Ltd.	150,521
18,000	Keisei Electric Railway Co., Ltd.	122,807
1,000	Kikkoman Corp.	9,704
86,000	Kobe Steel, Ltd.	278,430
34,000	Komatsu, Ltd.	562,200
5,400	Konami Corp.	118,764
14,000	Kubota Corp.	117,586
19,000	Kyushu Electric Power Co., Inc.	412,238
8,300	Leopalace21 Corp.	301,076
23,000	Maeda Corp.	151,852
3,400	Makita Corp.	83,566
150,000	Marubeni Corp.	804,729
61,000	Matsushita Electric Industrial Co., Ltd.	1,176,159
129,000	Mazda Motor Corp.	590,389
140,800	Mitsubishi Corp.	3,114,569
11,000	Mitsubishi Electric Corp.	77,846
17,000	Mitsubishi Heavy Industries, Ltd.	74,922
77,000	Mitsubishi Materials Corp.	393,516
201,000	Mitsubishi Motors Corp.*	417,366
23,000	Mitsubishi Rayon Co., Ltd.	152,047
252	Mitsubishi Tokyo Financial Group, Inc.	3,417,239
32,000	Mitsui & Co., Ltd.	410,882
14,000	Mitsui Chemicals, Inc.	94,093
11,000	Mitsui Sumitomo Insurance Co., Ltd.	134,528
41,000	Mitsui Trust Holdings, Inc.	492,042
33	Mizuho Financial Group, Inc.	261,785
8,000	Nagase & Co., Ltd.	97,907
7,000	NGK Spark Plug Co., Ltd.	151,284
12,000	Nidec Corp.	1,020,086
124,000	Nikko Cordial Corp.	1,963,149
8,000	Nippo Corp.	59,734
62,000	Nippon Light Metal Co., Ltd.	170,777
32,000	Nippon Mining Holdings, Inc.	227,545
90,000	Nippon Steel Corp.	320,366
116	Nippon Telegraph & Telephone Corp.	526,960
45,000	Nippon Yusen Kabushiki Kaisha	308,162
48,000	Nishimatsu Construction Co., Ltd.	196,898
65,800	Nissan Motor Co., Ltd.	666,421
7,000	Nisshin Oillio Group, Ltd.	48,055
10,600	Nissin Food Products Co., Ltd.	306,348
22,400	Nitto Denko Corp.	1,744,690
7,800	Nomura Holdings, Inc.	149,402
12,000	Olympus Corp.	315,281
4,800	Ono Pharmaceutical Co., Ltd.	216,832
1,500	ORIX Corp.	382,024
155,000	Osaka Gas Co., Ltd.	534,664
123	Resona Holdings, Inc.*	495,169
6,300	Ryosan Co.	167,124
20,000	Secom Co., Ltd.	1,045,851
61,000	Shimizu Corp.	448,233
28,700	Shin-Etsu Chemical Co., Ltd.	1,525,121
5,300	Showa Shell Sekiyu KK	63,246
9,700	SMC Corp.	1,385,244
11,300	Sojitz Corp.*	67,040
2,600	Stanley Electric Co., Ltd.	42,243

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Japan (continued)
206,000	Sumitomo Corp.	$2,662,514
27,000	Sumitomo Heavy Industries, Ltd.	226,545
157,000	Sumitomo Metal Industries, Ltd.	604,102
33,000	Taiheiyo Cement Corp.	133,969
116,000	Taisei Corp.	525,977
23,000	Taisho Pharmaceutical Co., Ltd.	430,799
6,000	Takashimaya Co., Ltd.	95,805
93,200	Takeda Pharmaceutical Co., Ltd.	5,039,546
13,000	Takefuji Corp.	882,532
11,000	Teijin, Ltd.	69,828
6,000	Terumo Corp.	177,473
29,100	Tohoku Electric Power Co., Inc.	591,915
8,000	Tokuyama Corp.	102,721
17,400	Tokyo Electric Power Co. (The), Inc.	422,502
54,000	Tokyo Gas Co., Ltd.	239,817
42,000	TonenGeneral Sekiyu K.K.	451,360
1,000	Toshiba TEC Corp.	5,399
2,000	Toyo Suisan Kaisha, Ltd.	32,274
3,000	Toyota Industries Corp.	107,806
4,000	Toyota Tsusho Corp.	90,855
63,000	Ube Industries, Ltd.	170,862
3,000	Wacoal Corp.	40,631
7,000	Yamaha Corp.	116,340
5,300	Yamaha Motor Co., Ltd.	138,351
8,000	Yamato Transport Co., Ltd.	132,621

		69,227,580

	Luxembourg - 0.2%
21,707	Arcelor	538,165

	Mexico - 0.3%
13,200	Fomento Economico Mexicano SA de CV, Sponsored ADR	957,132

	Netherlands - 6.7%
208,000	ABN-Amro Holdings	5,437,392
79,217	Aegon NV	1,288,999
12,800	Akzo Nobel NV	593,025
3,487	Corio NV	189,407
10,050	DSM NV	410,314
83,200	Elsevier NV	1,161,815
700	Gamma Holding NV	29,242
11,783	Heineken NV	373,420
169,987	ING Groep NV	5,894,065
53,100	Koninklijke (Royal) Phillips Electronics NV	1,649,512
8,255	Koninklijke Wessanen NV	125,140
12,252	Oce NV	176,743
2,027	Unilever NV	138,768
2,315	Wereldhave NV	218,207
77,100	Wolters Kluwer NV	1,558,382

		19,244,431

	Norway - 0.6%
2,952	Aker ASA, Class A	86,559
11,800	DnB Nor ASA	125,818
9,180	Norsk Hydro ASA	942,117
4,450	Orkla ASA	184,192
13,500	Statoil ASA	309,881
4,400	Yara International ASA	64,020

		1,712,587

	Singapore - 0.4%
131,000	ComfortDelgro Corp., Ltd.	126,041
43,000	DBS Group Holding, Ltd.	426,651
25,000	Fraser & Neave, Ltd.	278,120
15,000	Hotel Properties, Ltd.	13,981
63,000	Neptune Orient Lines, Ltd.	127,292
71,020	SembCorp Industries, Ltd.	117,018
3,000	Straits Trading Co., Ltd.	5,322
1,000	United Industrial Corp., Ltd.	704

		1,095,129

	South Korea - 0.6%
4,060	Samsung Electronics Co., Ltd., GDR (a)	1,323,411
27,100	SK Telecom Co., Ltd., ADR	549,859

		1,873,270

	Spain - 2.5%
1,198	Acciona SA	133,903
3,892	ACS, Actividades de Construccion y Servicios SA	125,324
29,400	Altadis SA	1,333,228
151,600	Banco Popular Espanol SA	1,847,855
11,084	Banco Santander Central Hispano SA	146,252
36,817	Endesa SA	968,108
1,200	Fomento de Construcciones Y Contratas SA	68,022
44,864	Iberdrola SA	1,225,896
41,700	Repsol YPF SA	1,217,410
6,820	Sacyr Vallehermoso SA	166,258

		7,232,256

	Sweden - 1.4%
5,400	Atlas Copco AB, Class A	120,219
11,800	Electrolux AB, Class B	306,484
435,200	Ericsson AB, Class B	1,494,366
25,500	Hennes & Mauritz AB, Class B	865,983
5,800	Holmen AB, Class B	191,497
37,100	Nordea Bank AB	384,976
31,200	Swedish Match AB	366,920
15,700	Tele2 AB, Class B	168,345

		3,898,790

	Switzerland - 6.3%
38,350	Adecco SA	1,767,375
6	Banque Cantonale Vaudoise	1,725
11,088	Credit Suisse Group	564,961
25,000	Holcim, Ltd.	1,701,586
9,120	Nestle SA	2,725,701
51,800	Novartis AG	2,720,096
10,400	Roche Holdings AG	1,560,455
1,256	Swisscom AG	396,156
34,740	UBS AG	3,305,049

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Switzerland (continued)
448	Valora Holding AG*	$86,793
16,172	Zurich Financial Services AG*	3,443,599

		18,273,496

	United Kingdom - 24.7%
12,590	Arriva, Plc	126,004
60,549	Astrazeneca, Plc	2,943,073
42,228	Aviva, Plc	511,506
279,369	Barclays, Plc	2,932,787
34,057	Barratt Developments, Plc	576,958
38,314	BBA Group, Plc	216,249
237,100	BG Group, Plc	2,340,360
69,048	Boots Group, Plc	717,741
24,208	British American Tobacco Industries, Plc	540,709
88,200	British Land Co., Plc	1,615,425
426,547	BT Group, Plc	1,632,472
4,989	Burberry Group, Plc	36,838
35,129	Cable & Wireless, Plc	71,976
43,421	Cadbury Schweppes, Plc	409,948
482,631	Centrica, Plc	2,112,470
84,060	Cobham, Plc	244,805
253,871	Dixons Group, Plc	714,259
27,575	First Choice Holidays, Plc	118,445
17,711	Friends Provident, Plc	57,665
26,451	Gallaher Group, Plc	398,796
453,413	GlaxoSmithKline, Plc	11,443,973
14,069	GUS, Plc	249,462
20,726	Hanson, Plc	227,550
125,434	HBOS, Plc	2,140,058
266,400	HSBC Holdings, Plc	4,277,628
24,532	Imi, Plc	212,013
43,200	Imperial Tobacco Group, Plc	1,289,272
56,200	J Sainsbury, Plc	304,405
407,619	Kingfisher, Plc	1,661,582
157,814	Lloyds TSB Group, Plc	1,324,559
3,276	Man Group, Plc	107,507
675,600	Morrison WM Supermarkets	2,246,113
280,508	National Grid Transco, Plc (b)	0
207,620	National Grid, Plc	2,027,966
25,320	Next, Plc	667,780
82,857	Northern Foods, Plc	215,677
82,480	Royal & Sun Alliance Insurance Group, Plc	178,204
105,362	Royal Bank of Scotland	3,177,036
69,450	Royal Dutch Shell, Plc, Class A	2,118,784
13,005	Royal Dutch Shell, Plc, Class B	415,162
74,540	Schroders, Plc	1,216,674
58,695	Scottish & Southern Energy, Plc	1,022,587
76,441	Scottish Power, Plc	713,817
14,500	Severn Trent, Plc	270,059
166,321	Smith & Nephew, Plc	1,530,268
27,814	Smith WH, Plc	207,642
75,500	Standard Chartered, Plc	1,679,878
41,006	Taylor Woodrow, Plc	268,079
506,000	Tesco, Plc	2,882,008
11,831	The Berkeley Group Holdings, Plc*	225,838
16,458	Unilever, Plc	163,019
16,288	United Utilities, Plc	187,781
1,776,500	Vodafone Airtouch, Plc	3,830,628
45,608	Wimpey (George), Plc	376,135
124,469	Wolseley, Plc	2,619,741
138,720	WPP Group, Plc	1,499,170

		71,296,541

	Total Common Stocks (Cost $214,041,859)	273,588,152

Par Value
U.S. GOVERNMENT OBLIGATION - 0.2%
	U.S. Treasury Bill - 0.2%
$540,000	3.65%, 02/23/06 (c)	537,048
25,000	3.66%, 02/23/06 (c)	24,863

		561,911

	Total U.S. Government Obligation (Cost $561,911)	561,911

Shares
PREFERRED STOCKS - 0.3%
	Germany - 0.3%
1,261	Henkel KGaA Preferred	126,843
3,073	RWE AG Preferred	197,976
13,820	Volkswagen AG Preferred	531,524

		856,343

	Italy - 0.0%
5,600	Fiat SpA Preferred*	39,298

	Total Preferred Stocks (Cost $647,180)	895,641

RIGHTS - 0.0%
	Thailand - 0.0%
100,421	TelecomAsia Corp., Public Co., Ltd.* (b)	0

	United Kingdom - 0.0%
332,400	Ti Automotive, Ltd.* (b)	0

	Total Rights (Cost $68,642)	0

Total Investments - 95.4% (Cost $215,319,592)		275,045,704

Net Other Assets and Liabilities - 4.6%		13,322,329

Total Net Assets - 100.0%		$288,368,033

*	Non-income producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2005, these securities amounted to $1,323,411 or 0.5% of net assets.

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

(b)	Security has no value.

(c)	Effective yield at time of purchase.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Industry Concentration of Investments

as a Percentage of Net Assets*:

Advertising	0.5%
Aerospace & Defense	0.1
Agriculture	1.5
Apparel	0.1
Auto Manufacturers	4.5
Auto Parts & Equipment	0.2
Banks	14.4
Beverages	0.6
Building Materials	2.8
Chemicals	2.5
Commercial Services	1.3
Cosmetics & Personal Care	0.7
Distribution & Wholesale	1.4
Diversified Financial Services	2.9
Electric	5.9
Electrical Components & Equipment	0.2
Electronics	1.6
Engineering & Construction	1.8
Environmental Control	0.2
Food	4.8
Gas	0.1
Hand & Machine Tools	0.4
Health Care - Products	1.3
Holding Companies - Diversified	0.1
Home Builders	0.1
Home Furnishings	0.8
Household Products & Wares	0.2
Insurance	5.5
Iron & Steel	1.5
Leisure Time	0.1
Machinery - Construction & Mining	0.2
Machinery - Diversified	0.7
Manufacturing - Miscellaneous	1.0
Media	1.2
Metal Fabricate & Hardware	0.4
Mining	1.3
Office & Business Equipment	0.8
Oil & Gas	9.3
Pharmaceuticals	11.2
Real Estate	1.8
Retail	2.3
Software	0.5
Telecommunications	5.3
Textiles	0.1
Transportation	1.0
U.S. Treasury Bill	0.2
Net Other Assets and Liabilities	4.6

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Shares		Value (Note 2)
COMMON STOCKS - 95.7%
	Agriculture - 1.7%
94,196	Monsanto Co.	$7,303,016

	Apparel - 1.5%
92,300	Coach, Inc.*	3,077,282
42,400	NIKE, Inc., Class B	3,679,896

		6,757,178

	Banks - 2.7%
72,000	Bank of America Corp.	3,322,800
157,779	State Street Corp.	8,747,268

		12,070,068

	Beverages - 0.6%
46,200	PepsiCo, Inc.	2,729,496

	Biotechnology - 3.9%
162,484	Amgen, Inc.*	12,813,488
47,800	Genentech, Inc.*	4,421,500

		17,234,988

	Commercial Services - 0.7%
6,800	Getty Images, Inc.*	607,036
64,760	Paychex, Inc.	2,468,651

		3,075,687

	Computers - 3.0%
58,500	Apple Computer, Inc.*	4,205,565
233,400	Dell, Inc.*	6,999,666
154,700	EMC Corp.*	2,107,014

		13,312,245

	Cosmetics & Personal Care - 1.5%
109,917	Procter & Gamble Co.	6,361,996

	Diversified Financial Services - 6.3%
106,300	American Express Co.	5,470,198
262,100	Charles Schwab Corp.	3,845,007
70,647	Fannie Mae	3,448,280
57,900	Merrill Lynch & Co., Inc.	3,921,567
63,800	Morgan (J.P.) & Co., Inc.	2,532,222
150,125	SLM Corp.	8,270,386

		27,487,660

	Electrical Components & Equipment - 1.5%
273,758	Molex Inc., Class A	6,731,709

	Electronics - 0.4%
55,500	Agilent Technologies, Inc.*	1,847,595

	Food - 1.1%
63,000	Whole Foods Market, Inc.	4,875,570

	Health Care - Products - 5.8%
28,400	Alcon, Inc.	3,680,640
123,633	Johnson & Johnson	7,430,343
111,858	Medtronic, Inc.	6,439,665
63,100	St. Jude Medical, Inc.*	3,167,620
70,647	Zimmer Holdings, Inc.*	4,764,434

		25,482,702

	Health Care - Services - 3.5%
97,140	Lincare Holding, Inc.*	4,071,137
185,445	UnitedHealth Group, Inc.	11,523,552

		15,594,689

	Insurance - 3.9%
156,013	AFLAC, Inc.	7,242,124
74,200	American International Group, Inc.	5,062,666
16,800	CIGNA Corp.	1,876,560
36,200	Wellpoint, Inc.*	2,888,398

		17,069,748

	Internet - 7.2%
24,200	Amazon.com, Inc.*	1,141,030
275,745	eBay, Inc.*	11,925,971
20,900	Google, Inc., Class A*	8,670,574
256,784	Yahoo!, Inc.*	10,060,797

		31,798,372

	Leisure Time - 1.7%
135,407	Carnival Corp.	7,240,212

	Lodging - 0.5%
32,100	Marriott International, Inc., Class A	2,149,737

	Manufacturing - Miscellaneous - 3.3%
188,179	Dover Corp.	7,619,368
190,900	General Electric Co.	6,691,045

		14,310,413

	Media - 4.1%
223,716	Comcast Corp., Special Class A*	5,747,264
295,621	Liberty Global, Inc. Class C*	6,267,165
788,894	Liberty Media Group, Class A*	6,208,596

		18,223,025

	Oil & Gas - 1.1%
29,000	Occidental Petroleum Corp.	2,316,520
41,500	Suncor Energy, Inc.	2,619,895

		4,936,415

	Oil & Gas Services - 4.6%
79,478	Baker Hughes, Inc.	4,830,673
157,640	Schlumberger, Ltd.	15,314,726

		20,145,399

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Pharmaceuticals - 5.5%
67,800	Caremax Rx, Inc.*	$3,511,362
73,300	Gilead Sciences, Inc.*	3,857,779
79,300	Novartis AG, Sponsored ADR	4,161,664
229,604	Pfizer, Inc.	5,354,365
61,300	Roche Holding AG, Sponsored ADR	4,588,373
60,800	Sanofi-Aventis, ADR	2,669,120

		24,142,663

	Retail - 6.7%
127,165	Bed Bath & Beyond, Inc.*	4,597,015
101,900	Chico’s FAS, Inc.*	4,476,467
32,200	Federated Department Stores, Inc.	2,135,826
171,908	Home Depot, Inc.	6,958,836
48,800	Lowes Cos., Inc.	3,253,008
19,900	Starbucks Corp.*	597,199
82,700	Target Corp.	4,546,019
21,600	The Cheesecake Factory, Inc.*	807,624
44,100	Williams-Sonoma, Inc.*	1,902,915

		29,274,909

	Semiconductors - 6.9%
135,407	Analog Devices, Inc.	4,857,049
168,400	Applied Materials, Inc.	3,021,096
227,414	Intel Corp.	5,676,254
60,639	Linear Technology Corp.	2,187,249
91,400	Marvell Technology Group, Ltd.*	5,126,626
133,400	Maxim Integrated Products, Inc.	4,834,416
138,900	Texas Instruments, Inc.	4,454,523

		30,157,213

	Software - 10.3%
141,100	Adobe Systems, Inc.	5,215,056
77,100	Electronic Arts, Inc.*	4,033,101
203,111	First Data Corp.	8,735,804
185,449	Intuit, Inc.*	9,884,432
475,713	Microsoft Corp.	12,439,895
38,900	NAVTEQ Corp.*	1,706,543
77,000	SAP AG, Sponsored ADR	3,470,390

		45,485,221

	Telecommunications - 5.7%
417,820	Cisco Systems, Inc.*	7,153,078
158,600	Nokia Oyj Corp., Sponsored ADR	2,902,380
143,701	Qualcomm, Inc.	6,190,639
130,048	Sprint Nextel Corp.	3,037,921
273,758	Vodafone Group, Plc, Sponsored ADR	5,877,584

		25,161,602

	Total Common Stocks (Cost $364,044,337)	420,959,528

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.9%
	Fannie Mae - 0.9%
$4,100,000	3.25%, 01/03/06 (a)	$4,098,889

	Total U.S. Government Agency Obligations (Cost $4,098,889)	4,098,889

Total Investments - 96.6% (Cost $368,143,226)		425,058,417

Net Other Assets and Liabilities - 3.4%		15,078,645

Total Net Assets - 100.0%		$440,137,062

*	Non-income producing security.

(a)	Effective yield at time of purchase.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Communications	17.0%
Consumer Cyclical	10.4
Consumer Non-Cyclical	24.3
Energy	5.7
Financial	12.9
Industrial	5.2
Technology	20.2
U.S. Government Agency Obligations	0.9
Net Other Assets and Liabilities	3.4

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

		Value
Shares		(Note 2)
COMMON STOCKS - 98.1%
	Advertising - 1.6%
32,800	Lamar Advertising Co.*	$1,513,392
34,200	Omnicom Group, Inc.	2,911,446

		4,424,838

	Aerospace & Defense - 1.8%
41,200	Lockheed Martin Corp.	2,621,556
29,400	Northrop Grumman Corp.	1,767,234
12,850	United Technologies Corp.	718,443

		5,107,233

	Auto Parts & Equipment - 1.4%
21,500	BorgWarner, Inc.	1,303,545
35,500	Johnson Controls, Inc.	2,588,305

		3,891,850

	Banks - 7.0%
53,356	Bank of America Corp.	2,462,379
90,600	Fifth Third Bancorp	3,417,432
96,800	Mellon Financial Corp.	3,315,400
34,700	Northern Trust Corp.	1,798,154
43,600	PNC Bank Corp.	2,695,788
93,900	Wells Fargo & Co.	5,899,737

		19,588,890

	Beverages - 2.3%
38,900	Anheuser-Busch Companies, Inc.	1,671,144
82,060	PepsiCo, Inc.	4,848,105

		6,519,249

	Biotechnology - 1.1%
40,490	Amgen, Inc.*	3,193,041

	Building Materials - 0.8%
75,300	Masco Corp.	2,273,307

	Commercial Services - 3.0%
60,100	Accenture, Ltd., Class A	1,735,087
5,500	CCE Spinco, Inc.*	72,050
197,100	Cendant Corp.	3,399,975
38,280	Moody’s Corp.	2,351,158
31,400	Valassis Communications, Inc.*	912,798

		8,471,068

	Computers - 1.6%
103,220	Dell, Inc.*	3,095,568
101,830	EMC Corp.*	1,386,925

		4,482,493

	Cosmetics & Personal Care - 0.5%
24,260	Procter & Gamble Co.	1,404,169

	Diversified Financial Services - 12.6%
13,800	American Express Co.	710,148
242,740	Charles Schwab Corp.	3,560,996
177,582	Citigroup, Inc.	8,618,054
173,580	Freddie Mac	11,343,453
135,600	Morgan (J.P.) & Co., Inc.	5,381,964
100,500	Morgan Stanley Dean Witter & Co.	5,702,370

		35,316,985

	Electric - 3.6%
72,300	American Electric Power, Inc.	2,681,607
65,700	Exelon Corp.	3,491,298
35,100	FirstEnergy Corp.	1,719,549
36,900	NiSource, Inc.	769,734
57,500	Pepco Holdings, Inc.	1,286,275

		9,948,463

	Food - 1.5%
97,300	Kroger Co.*	1,837,024
35,860	Wrigley (Wm.) Jr. Co.	2,384,331

		4,221,355

	Gas - 0.5%
31,000	Sempra Energy	1,390,040

	Health Care - Products - 4.1%
41,040	Fisher Scientific International, Inc.*	2,538,734
23,000	Johnson & Johnson	1,382,300
59,100	Medtronic, Inc.	3,402,387
44,560	Stryker Corp.	1,979,801
31,250	Zimmer Holdings, Inc.*	2,107,500

		11,410,722

	Health Care - Services - 1.1%
47,800	UnitedHealth Group, Inc.	2,970,292

	Household Products & Wares - 0.6%
23,250	Fortune Brands, Inc.	1,813,965

	Insurance - 3.0%
72,900	American International Group, Inc.	4,973,967
30,100	Hartford Financial Services Group, Inc.	2,585,289
21,500	Willis Group Holdings, Ltd.	794,210

		8,353,466

	Internet - 2.2%
81,200	Expedia, Inc.*	1,945,552
6,640	Google, Inc., Class A*	2,754,670
34,570	Yahoo!, Inc.*	1,354,453

		6,054,675

	Leisure Time - 1.4%
51,660	Carnival Corp.	2,762,260
21,700	Harley-Davidson, Inc.	1,117,333

		3,879,593

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Lodging - 1.7%
30,050	Harrah’s Entertainment, Inc.	$2,142,265
39,100	Marriott International, Inc., Class A	2,618,527

		4,760,792

	Manufacturing - Miscellaneous - 1.1%
34,600	Illinois Tool Works, Inc.	3,044,454

	Media - 7.6%
106,270	Clear Channel Communications, Inc.	3,342,192
84,900	DIRECTV Group (The), Inc.*	1,198,788
111,940	McGraw-Hill Cos., Inc.	5,779,462
135,980	Time Warner, Inc.	2,371,491
178,890	Univision Communications, Inc.*	5,257,577
101,560	Viacom, Inc., Class B	3,310,856

		21,260,366

	Oil & Gas - 5.2%
88,100	Exxon Mobil Corp.	4,948,577
32,800	GlobalSantaFe Corp.	1,579,320
75,900	Marathon Oil Corp.	4,627,623
55,010	Suncor Energy, Inc.	3,472,781

		14,628,301

	Oil & Gas Services - 2.6%
14,900	Baker Hughes, Inc.	905,622
65,890	Schlumberger, Ltd.	6,401,214

		7,306,836

	Pharmaceuticals - 6.9%
54,300	Bristol-Myers Squibb Co.	1,247,814
63,730	Caremax Rx, Inc.*	3,300,577
28,100	Cephalon, Inc.*	1,819,194
23,010	Lilly (Eli) & Co.	1,302,136
89,700	Medco Health Solutions, Inc.*	5,005,260
48,910	Pfizer, Inc.	1,140,581
118,210	Wyeth Corp.	5,445,935

		19,261,497

	Retail - 4.5%
63,000	Costco Wholesale Corp.	3,116,610
64,770	Lowes Cos., Inc.	4,317,568
31,590	Target Corp.	1,736,502
71,160	Wal-Mart Stores, Inc.	3,330,288

		12,500,968

	Savings & Loans - 0.3%
12,680	Golden West Financial Corp.	836,880

	Semiconductors - 1.6%
59,140	Intel Corp.	1,476,134
82,970	Linear Technology Corp.	2,992,728

		4,468,862

	Software - 6.3%
55,060	Electronic Arts, Inc.*	2,880,189
132,580	First Data Corp.	5,702,266
349,940	Microsoft Corp.	9,150,931

		17,733,386

	Telecommunications - 6.7%
59,040	American Tower Corp., Class A*	1,599,984
105,600	AT&T, Inc.	2,586,144
192,440	Cisco Systems, Inc.*	3,294,573
89,310	Crown Castle International Corp.*	2,403,332
107,490	Qualcomm, Inc.	4,630,669
178,601	Sprint Nextel Corp.	4,172,119

		18,686,821

	Transportation - 1.9%
41,800	Burlington Northern Santa Fe Corp.	2,960,276
23,900	FedEx Corp.	2,471,021

		5,431,297

	Total Common Stocks (Cost $229,593,643)	274,636,154

Total Investments - 98.1% (Cost $229,593,643)		274,636,154

Net Other Assets and Liabilities - 1.9%		5,243,890

Total Net Assets - 100.0%		$279,880,044

*	Non-income producing security.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Communications	18.1%
Consumer Cyclical	9.0
Consumer Non-Cyclical	21.1
Energy	7.8
Financial	22.9
Industrial	5.6
Technology	9.5
Utilities	4.1
Net Other Assets and Liabilities	1.9

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Shares		Value (Note 2)
COMMON STOCKS - 98.4%
	Advertising - 0.2%
18,400	Interpublic Group of Companies, Inc.*	$177,560
7,700	Omnicom Group, Inc.	655,501

		833,061

	Aerospace & Defense - 1.9%
34,538	Boeing Co.	2,425,949
8,600	General Dynamics Corp.	980,830
5,300	Goodrich Corp.	217,830
5,200	L-3 Communications Holdings, Inc.	386,620
15,282	Lockheed Martin Corp.	972,394
15,192	Northrop Grumman Corp.	913,191
19,100	Raytheon Co.	766,865
7,400	Rockwell Collins, Inc.	343,878
43,600	United Technologies Corp.	2,437,676

		9,445,233

	Agriculture - 1.7%
89,200	Altria Group, Inc.	6,665,024
11,527	Monsanto Co.	893,688
3,700	Reynolds American, Inc.	352,721
7,000	UST, Inc.	285,810

		8,197,243

	Airlines - 0.1%
29,818	Southwest Airlines, Inc.	489,910

	Apparel - 0.4%
16,200	Coach, Inc.*	540,108
5,000	Jones Apparel Group, Inc.	153,600
4,500	Liz Claiborne, Inc.	161,190
8,200	NIKE, Inc., Class B	711,678
2,300	Reebok International, Ltd.	133,929
3,800	V.F. Corp.	210,292

		1,910,797

	Auto Manufacturers - 0.3%
79,481	Ford Motor Co.	613,593
24,200	General Motors Corp.	469,964
2,600	Navistar International Corp.*	74,412
7,230	Paccar, Inc.	500,533

		1,658,502

	Auto Parts & Equipment - 0.2%
2,600	Cooper Tire & Rubber Co.	39,832
6,409	Dana Corp.	46,017
7,500	Goodyear Tire & Rubber Co.*	130,350
8,300	Johnson Controls, Inc.	605,153
5,436	Visteon Corp.*	34,029

		855,381

	Banks - 6.2%
14,900	Amsouth Bancorp	390,529
171,942	Bank of America Corp.	7,935,123
32,900	Bank of New York Co., Inc.	1,047,865
23,200	BB&T Corp.	972,312
7,050	Comerica, Inc.	400,158
5,300	Compass Bancshares, Inc.	255,937
23,705	Fifth Third Bancorp	894,153
5,400	First Horizon National Corp.	207,576
9,749	Huntington Bancshares, Inc.	231,539
17,400	KeyCorp	572,982
3,400	M & T Bank Corp.	370,770
8,900	Marshall & Ilsley Corp.	383,056
17,900	Mellon Financial Corp.	613,075
23,600	National City Corp.	792,252
20,350	North Fork Bancorp., Inc.	556,776
7,900	Northern Trust Corp.	409,378
12,500	PNC Bank Corp.	772,875
19,555	Regions Financial Corp.	667,999
14,000	State Street Corp.	776,160
15,500	Suntrust Banks, Inc.	1,127,780
13,300	Synovus Financial Corp.	359,233
77,734	U.S. Bancorp	2,323,469
66,527	Wachovia Corp.	3,516,617
71,630	Wells Fargo & Co.	4,500,513
4,500	Zions Bancorp.	340,020

		30,418,147

	Beverages - 2.1%
33,200	Anheuser-Busch Companies, Inc.	1,426,272
3,600	Brown Forman Corp., Class B	249,552
88,600	Coca-Cola Co.	3,571,466
12,900	Coca-Cola Enterprises, Inc.	247,293
8,400	Constellation Brands, Inc.*	220,332
2,400	Molson Coors Brewing Co., Class A	160,776
5,800	Pepsi Bottling Group, Inc.	165,938
71,010	PepsiCo, Inc.	4,195,271

		10,236,900

	Biotechnology - 1.3%
52,808	Amgen, Inc.*	4,164,439
8,000	Applied Biosystems Group - Applera Corp.	212,480
14,485	Biogen Idec, Inc.*	656,605
4,700	Chiron Corp.*	208,962
11,100	Genzyme Corp.*	785,658
10,500	Medimmune, Inc.*	367,710
2,200	Millipore Corp.*	145,288

		6,541,142

	Building Materials - 0.2%
7,800	American Standard Companies, Inc.	311,610
18,100	Masco Corp.	546,439
4,400	Vulcan Materials Co.	298,100

		1,156,149

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Chemicals - 1.5%
9,500	Air Products & Chemicals, Inc.	$562,305
3,100	Ashland, Inc.	179,490
4,700	Avery Dennison Corp.	259,769
41,277	Dow Chemical Co.	1,808,758
39,300	Du Pont (E.I.) De Nemours and Co.	1,670,250
3,500	Eastman Chemical Co.	180,565
7,900	Ecolab, Inc.	286,533
5,150	Engelhard Corp.	155,272
4,800	Hercules, Inc.*	54,240
3,400	International Flavors & Fragrances, Inc.	113,900
7,200	PPG Industries, Inc.	416,880
13,800	Praxair, Inc.	730,848
6,175	Rohm & Haas Co.	298,993
4,800	Sherwin Williams Co.	218,016
2,900	Sigma Aldrich Corp.	183,541

		7,119,360

	Commercial Services - 0.9%
6,200	Apollo Group, Inc.*	374,852
43,833	Cendant Corp.	756,119
5,900	Convergys Corp.*	93,515
5,500	Equifax, Inc.	209,110
14,000	H&R Block, Inc.	343,700
13,214	McKesson Corp.	681,710
10,600	Moody’s Corp.	651,052
14,250	Paychex, Inc.	543,210
9,300	R. R. Donnelley & Sons Co.	318,153
7,300	Robert Half International, Inc.	276,597

		4,248,018

	Computers - 3.9%
5,300	Affiliated Computer Services, Class A*	313,654
36,100	Apple Computer, Inc.*	2,595,229
7,900	Computer Sciences Corp.*	400,056
100,700	Dell, Inc.*	3,019,993
22,300	Electronic Data Systems Corp.	536,092
102,300	EMC Corp.*	1,393,326
11,260	Gateway, Inc.*	28,263
122,598	Hewlett-Packard Co.	3,509,981
67,600	International Business Machines Corp.	5,556,720
5,000	Lexmark International Group, Inc.*	224,150
7,800	NCR Corp.*	264,732
15,900	Network Appliance, Inc.*	429,300
146,100	Sun Microsystems, Inc.*	612,159
14,600	Unisys Corp.*	85,118

		18,968,773

	Cosmetics & Personal Care - 2.3%
3,250	Alberto-Culver Co.	148,687
19,600	Avon Products, Inc.	559,580
22,200	Colgate-Palmolive Co.	1,217,670
20,040	Kimberly-Clark Corp.	1,195,386
143,478	Procter & Gamble Co.	8,304,507

		11,425,830

	Distribution & Wholesale - 0.1%
7,450	Genuine Parts Co.	327,204
3,300	W.W. Grainger, Inc.	234,630

		561,834

	Diversified Financial Services - 8.3%
53,200	American Express Co.	2,737,672
10,480	Ameriprise Financial, Inc.	429,680
4,852	Bear Stearns Cos., Inc.	560,552
12,837	Capital One Financial Corp.	1,109,117
44,100	Charles Schwab Corp.	646,947
8,600	CIT Group, Inc.	445,308
216,540	Citigroup, Inc.	10,508,686
25,498	Countrywide Financial Corp.	871,777
17,500	E*TRADE Financial Corp.*	365,050
41,400	Fannie Mae	2,020,734
3,600	Federated Investors, Inc., Class B	133,344
6,330	Franklin Resources, Inc.	595,083
29,600	Freddie Mac	1,934,360
19,300	Goldman Sachs and Co.	2,464,803
9,200	Janus Capital Group, Inc.	171,396
11,500	Lehman Brothers Holdings, Inc.	1,473,955
53,677	MBNA Corp.	1,457,867
39,300	Merrill Lynch & Co., Inc.	2,661,789
149,725	Morgan (J.P.) & Co., Inc.	5,942,585
46,134	Morgan Stanley Dean Witter & Co.	2,617,643
17,871	SLM Corp.	984,513
5,600	T. Rowe Price Group, Inc.	403,368

		40,536,229

	Electric - 3.1%
27,900	AES Corp.*	441,657
6,900	Allegheny Energy, Inc.*	218,385
8,700	Ameren Corp.	445,788
16,840	American Electric Power, Inc.	624,596
13,198	CenterPoint Energy, Inc.	169,594
8,543	Cinergy Corp.	362,736
9,400	CMS Energy Corp.*	136,394
10,500	Consolidated Edison, Inc.	486,465
7,650	Constellation Energy Group, Inc.	440,640
14,850	Dominion Resources, Inc.	1,146,420
7,600	DTE Energy Co.	328,244
39,634	Duke Energy Corp.	1,087,953
13,900	Edison International	606,179
8,900	Entergy Corp.	610,985
28,600	Exelon Corp.	1,519,804
14,100	FirstEnergy Corp.	690,759
16,900	Florida Power & Light Group Capital, Inc.	702,364
11,600	NiSource, Inc.	241,976
14,700	PG&E Corp.	545,664
4,200	Pinnacle West Capital Corp.	173,670
16,200	PPL Corp.	476,280
10,777	Progress Energy, Inc.	473,326
10,700	Public Service Enterprise Group, Inc.	695,179
31,700	Southern Co.	1,094,601
8,900	TECO Energy, Inc.	152,902
20,680	TXU Corp.	1,037,929
17,210	Xcel Energy, Inc.	317,697

		15,228,187

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Electrical Components & Equipment - 0.3%
7,300	American Power Conversion Corp.	$160,600
17,600	Emerson Electric Co.	1,314,720
6,125	Molex, Inc.	158,944

		1,634,264

	Electronics - 0.5%
17,624	Agilent Technologies, Inc.*	586,703
17,516	Freescale Semiconductor, Class B*	440,878
7,400	Jabil Circuit, Inc.*	274,466
5,175	Parker-Hannifin Corp.	341,343
5,500	PerkinElmer, Inc.	129,580
22,400	Sanmina Corp.*	95,424
39,100	Solectron Corp.*	143,106
10,716	Symbol Technologies, Inc.	137,379
3,500	Tektronix, Inc.	98,735
6,900	Thermo Electron Corp.*	207,897
4,700	Waters Corp.*	177,660

		2,633,171

	Engineering & Construction - 0.1%
3,700	Fluor Corp.	285,862

	Entertainment - 0.4%
14,400	International Game Technology	443,232
104,100	News Corp. Inc., Class A	1,618,755

		2,061,987

	Environmental Control - 0.2%
9,300	Allied Waste Industries, Inc.*	81,282
23,635	Waste Management, Inc.	717,322

		798,604

	Food - 1.5%
15,742	Albertson’s, Inc.	336,092
27,949	Archer-Daniels-Midland Co.	689,222
7,900	Campbell Soup Co.	235,183
22,200	Conagra, Inc.	450,216
15,200	General Mills, Inc.	749,664
14,300	H.J. Heinz Co.	482,196
7,800	Hershey Co.,(The)	430,950
11,000	Kellogg Co.	475,420
31,000	Kroger Co.*	585,280
5,700	McCormick & Co., Inc.	176,244
19,200	Safeway, Inc.	454,272
32,500	Sara Lee Corp.	614,250
5,800	Supervalu, Inc.	188,384
26,500	Sysco Corp.	822,825
10,700	Tyson Foods, Inc., Class A	182,970
7,700	Wrigley (Wm.) Jr. Co.	511,973

		7,385,141

	Forest Products & Paper - 0.4%
20,940	International Paper Co.	703,793
4,500	Louisiana Pacific Corp.	123,615
7,698	MeadWestvaco Corp.	215,775
4,800	Temple Inland, Inc.	215,280
10,400	Weyerhaeuser Co.	689,936

		1,948,399

	Gas - 0.2%
7,400	KeySpan Energy Corp.	264,106
1,900	Nicor, Inc.	74,689
1,600	Peoples Energy Corp.	56,112
11,013	Sempra Energy	493,823

		888,730

	Hand & Machine Tools - 0.1%
3,400	Black & Decker Corp.	295,664
2,500	Snap-On, Inc.	93,900
3,100	Stanley Works	148,924

		538,488

	Health Care - Products - 3.5%
2,300	Bausch & Lomb, Inc.	156,170
26,700	Baxter International, Inc.	1,005,255
10,800	Becton, Dickinson & Co.	648,864
10,625	Biomet, Inc.	388,556
25,200	Boston Scientific Corp.*	617,148
4,500	C.R. Bard, Inc.	296,640
5,300	Fisher Scientific International, Inc.*	327,858
14,200	Guidant Corp.	919,450
127,360	Johnson & Johnson	7,654,336
51,800	Medtronic, Inc.	2,982,126
5,900	Patterson Cos., Inc.*	197,060
15,700	St. Jude Medical, Inc.*	788,140
12,500	Stryker Corp.	555,375
10,570	Zimmer Holdings, Inc.*	712,841

		17,249,819

	Health Care - Services - 1.6%
12,296	Aetna, Inc.	1,159,636
7,000	Coventry Health Care, Inc.*	398,720
18,100	HCA - The Healthcare Corporation	914,050
10,500	Health Management Associates, Inc., Class A	230,580
7,000	Humana, Inc.*	380,310
5,700	Laboratory Corp. of America Holdings*	306,945
3,400	Manor Care, Inc.	135,218
7,100	Quest Diagnostics, Inc.	365,508
20,050	Tenet Healthcare Corp.*	153,583
58,400	UnitedHealth Group, Inc.	3,628,976

		7,673,526

	Home Builders - 0.4%
5,500	Centex Corp.	393,195
11,600	D.R. Horton, Inc.	414,468
3,400	KB Home	247,044
5,900	Lennar Corp.	360,018
9,200	Pulte Corp.	362,112

		1,776,837

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Home Furnishings - 0.1%
3,400	Maytag Corp.	$63,988
2,900	Whirlpool Corp.	242,904

		306,892

	Household Products & Wares - 0.2%
6,500	Clorox Co.	369,785
6,300	Fortune Brands, Inc.	491,526
11,733	Newell Rubbermaid, Inc.	279,011

		1,140,322

	Insurance - 5.6%
13,800	ACE, Ltd.	737,472
21,400	AFLAC, Inc.	993,388
27,738	Allstate Corp.	1,499,794
4,500	AMBAC Financial Group, Inc.	346,770
111,079	American International Group, Inc.	7,578,920
13,650	AON Corp.	490,717
8,600	Chubb Corp.	839,790
5,400	CIGNA Corp.	603,180
7,468	Cincinnati Financial Corp.	333,670
16,100	Genworth Financial, Inc., Class A	556,738
12,900	Hartford Financial Services Group, Inc.	1,107,981
5,700	Jefferson Pilot Corp.	324,501
7,400	Lincoln National Corp.	392,422
5,800	Loews Corp.	550,130
23,300	Marsh & McLennan Cos., Inc.	740,008
5,750	MBIA, Inc.	345,920
32,400	MetLife, Inc.	1,587,600
3,900	MGIC Investment Corp.	256,698
12,000	Principal Financial Group, Inc.	569,160
8,500	Progressive Corp.	992,630
21,600	Prudential Financial, Inc.	1,580,904
5,300	SAFECO Corp.	299,450
29,590	St. Paul Travelers Cos., Inc.	1,321,785
4,400	Torchmark Corp.	244,640
12,718	UnumProvident Corp.	289,334
26,400	Wellpoint, Inc.*	2,106,456
7,500	XL Capital, Ltd., Class A	505,350

		27,195,408

	Internet - 1.2%
13,100	Amazon.com, Inc.*	617,665
48,900	eBay, Inc.*	2,114,925
5,300	Monster Worldwide, Inc.*	216,346
46,218	Symantec Corp.*	808,815
54,000	Yahoo!, Inc.*	2,115,720

		5,873,471

	Iron & Steel - 0.2%
3,651	Allegheny Technologies, Inc.	131,728
6,700	Nucor Corp.	447,024
4,820	United States Steel Corp.	231,697

		810,449

	Leisure Time - 0.4%
4,100	Brunswick Corp.	166,706
18,500	Carnival Corp.	989,195
11,800	Harley-Davidson, Inc.	607,582
5,608	Sabre Group Holdings, Inc.	135,209

		1,898,692

	Lodging - 0.4%
7,900	Harrah’s Entertainment, Inc.	563,191
14,000	Hilton Hotels Corp.	337,540
7,100	Marriott International, Inc., Class A	475,487
9,400	Starwood Hotels & Resorts Worldwide, Inc.	600,284

		1,976,502

	Machinery - Construction & Mining - 0.3%
29,100	Caterpillar, Inc.	1,681,107

	Machinery - Diversified - 0.3%
2,000	Cummins Engine Co., Inc.	179,460
10,300	Deere & Co.	701,533
7,700	Rockwell International Corp.	455,532

		1,336,525

	Manufacturing - Miscellaneous - 5.4%
32,500	3M Co.	2,518,750
3,900	Cooper Industries, Ltd.	284,700
10,200	Danaher Corp.	568,956
8,700	Dover Corp.	352,263
12,200	Eastman Kodak Co.	285,480
6,300	Eaton Corp.	422,667
452,300	General Electric Co.	15,853,115
36,075	Honeywell International, Inc.	1,343,794
8,800	Illinois Tool Works, Inc.	774,312
14,200	Ingersoll-Rand Co.	573,254
4,000	ITT Industries, Inc.	411,280
7,800	Leggett & Platt, Inc.	179,088
5,300	Pall Corp.	142,358
5,700	Textron, Inc.	438,786
86,137	Tyco International, Ltd.	2,485,914

		26,634,717

	Media - 2.8%
23,100	Clear Channel Communications, Inc.	726,495
92,878	Comcast Corp., Class A*	2,411,113
2,500	Dow Jones & Company, Inc.	88,725
3,600	E.W. Scripps Co.	172,872
10,300	Gannett Co., Inc.	623,871
3,000	Knight-Ridder, Inc.	189,900
16,100	McGraw-Hill Cos., Inc.	831,243
1,800	Meredith Corp.	94,212
6,200	New York Times Co., Class A*	163,990
199,498	Time Warner, Inc.	3,479,245
11,187	Tribune Co.	338,519
9,500	Univision Communications, Inc.*	279,205
66,128	Viacom, Inc., Class B	2,155,773
82,329	Walt Disney Co.	1,973,426

		13,528,589

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Mining - 0.6%
37,208	Alcoa, Inc.	$1,100,241
7,900	Freeport-McMoRan Copper & Gold, Inc., Class B	425,020
19,111	Newmont Mining Corp.	1,020,527
4,400	Phelps Dodge Corp.	633,028

		3,178,816

	Office & Business Equipment - 0.2%
9,800	Pitney Bowes, Inc.	414,050
41,100	Xerox Corp.*	602,115

		1,016,165

	Oil & Gas - 7.6%
3,500	Amerada Hess Corp.	443,870
10,179	Anadarko Petroleum Corp.	964,460
14,100	Apache Corp.	966,132
16,164	Burlington Resources, Inc.	1,393,337
96,053	Chevron Texaco Corp.	5,452,929
59,390	ConocoPhillips	3,455,310
19,000	Devon Energy Corp.	1,188,260
10,400	EOG Resources, Inc.	763,048
266,360	Exxon Mobil Corp.	14,961,441
4,981	Kerr-McGee Corp.	452,574
15,656	Marathon Oil Corp.	954,546
7,100	Murphy Oil Corp.	383,329
6,800	Nabors Industries, Ltd.*	515,100
5,900	Noble Corp.	416,186
17,200	Occidental Petroleum Corp.	1,373,936
4,700	Rowan Cos., Inc.*	167,508
5,800	Sunoco, Inc.	454,604
14,127	Transocean Sedco Forex, Inc.*	984,511
26,400	Valero Energy Corp.	1,362,240
15,500	XTO Energy, Inc.	681,070

		37,334,391

	Oil & Gas Services - 1.3%
14,680	Baker Hughes, Inc.	892,250
13,800	BJ Services Co.	506,046
22,000	Halliburton Co.	1,363,120
7,500	National Oilwell Varco, Inc.*	470,250
25,200	Schlumberger, Ltd.	2,448,180
14,900	Weatherford International, Ltd.*	539,380

		6,219,226

	Packaging & Containers - 0.1%
4,400	Ball Corp.	174,768
4,500	Bemis Co.	125,370
6,100	Pactiv Corp.*	134,200
3,508	Sealed Air Corp.*	197,044

		631,382

	Pharmaceuticals - 5.8%
66,400	Abbott Laboratories	2,618,152
5,700	Allergan, Inc.	615,372
9,000	AmerisourceBergen Corp.	372,600
83,700	Bristol-Myers Squibb Co.	1,923,426
18,300	Cardinal Health, Inc.	1,258,125
19,300	Caremax Rx, Inc.*	999,547
6,300	Express Scripts, Inc.*	527,940
14,400	Forest Laboratories, Inc.*	585,792
19,600	Gilead Sciences, Inc.*	1,031,548
6,890	Hospira, Inc.*	294,754
10,266	King Pharmaceuticals, Inc.*	173,701
48,700	Lilly (Eli) & Co.	2,755,933
13,200	Medco Health Solutions, Inc.*	736,560
93,600	Merck & Co., Inc.	2,977,416
9,300	Mylan Laboratories	185,628
315,484	Pfizer, Inc.	7,357,087
63,200	Schering-Plough Corp.	1,317,720
4,300	Watson Pharmaceuticals, Inc.*	139,793
57,500	Wyeth Corp.	2,649,025

		28,520,119

	Pipelines - 0.3%
12,800	Dynegy, Inc.*	61,952
28,130	El Paso Energy Corp.	342,061
4,500	Kinder Morgan, Inc.	413,775
24,500	Williams Cos., Inc.	567,665

		1,385,453

	Real Estate - 0.7%
4,100	Apartment Investment & Management Co., REIT	155,267
9,100	Archstone-Smith Trust, REIT	381,199
17,400	Equity Office Properties Trust, REIT	527,742
12,300	Equity Residential Properties Trust, REIT	481,176
7,900	Plum Creek Timber Co., Inc., REIT	284,795
10,400	ProLogis Trust, REIT	485,888
3,600	Public Storage, Inc. REIT	243,792
8,000	Simon Property Group, Inc., REIT	613,040
5,100	Vornado Realty Trust REIT	425,697

		3,598,596

	Retail - 5.9%
7,700	AutoNation, Inc.*	167,321
2,400	AutoZone, Inc.*	220,200
12,700	Bed Bath & Beyond, Inc.*	459,105
17,450	Best Buy Co., Inc.	758,726
4,800	Big Lots, Inc.*	57,648
6,700	Circuit City Stores, Inc.	151,353
20,212	Costco Wholesale Corp.	999,888
34,800	CVS Corp.	919,416
5,600	Darden Restaurants, Inc.	217,728
2,600	Dillards, Inc., Class A	64,532
13,487	Dollar General Corp.	257,197
6,600	Family Dollar Stores, Inc.	163,614
11,667	Federated Department Stores, Inc.	773,872
24,550	Gap, Inc.	433,062
90,897	Home Depot, Inc.	3,679,511
9,900	J.C. Penney Co., Inc.	550,440
14,800	Kohls Corp.*	719,280
14,900	Limited Brands, Inc.	333,015
33,500	Lowes Cos., Inc.	2,233,110

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Shares		Value (Note 2)
	Retail (continued)
53,900	McDonald’s Corp.	$1,817,508
9,300	Nordstrom, Inc.	347,820
13,200	Office Depot, Inc.*	414,480
3,000	OfficeMax, Inc.	76,080
5,700	RadioShack Corp.	119,871
4,300	Sears Holdings Corp.*	496,779
31,300	Staples, Inc.	710,823
32,900	Starbucks Corp.*	987,329
37,600	Target Corp.	2,066,872
6,100	Tiffany & Co.	233,569
19,700	TJX Cos., Inc.	457,631
43,300	Walgreen Co.	1,916,458
106,900	Wal-Mart Stores, Inc.	5,002,920
5,000	Wendy’s International, Inc.	276,300
12,120	Yum! Brands, Inc.	568,186

		28,651,644

	Savings & Loans - 0.6%
10,900	Golden West Financial Corp.	719,400
15,200	Sovereign Bancorp, Inc.	328,624
42,240	Washington Mutual, Inc.	1,837,440

		2,885,464

	Semiconductors - 3.1%
17,300	Advanced Micro Devices*	529,380
15,500	Altera Corp.*	287,215
15,700	Analog Devices, Inc.	563,159
69,400	Applied Materials, Inc.	1,245,036
12,700	Applied Micro Circuits Corp.*	32,639
12,400	Broadcom Corp.*	584,660
258,000	Intel Corp.	6,439,680
8,500	KLA-Tencor Corp.*	419,305
13,000	Linear Technology Corp.	468,910
16,700	LSI Logic Corp.*	133,600
14,000	Maxim Integrated Products, Inc.	507,360
26,400	Micron Technology, Inc.*	351,384
14,700	National Semiconductor Corp.	381,906
5,700	Novellus Systems, Inc.*	137,484
7,300	NVIDIA Corp.*	266,888
7,800	PMC-Sierra, Inc.*	60,138
3,400	QLogic Corp.*	110,534
8,400	Teradyne, Inc.*	122,388
69,200	Texas Instruments, Inc.	2,219,244
14,900	Xilinx, Inc.	375,629

		15,236,539

	Software - 4.0%
25,700	Adobe Systems, Inc.	949,872
9,900	Autodesk, Inc.	425,205
24,700	Automatic Data Processing, Inc.	1,133,483
9,200	BMC Software, Inc.*	188,508
7,500	Citrix Systems, Inc.*	215,850
19,650	Computer Associates International, Inc.	553,933
16,500	Compuware Corp.*	148,005
12,900	Electronic Arts, Inc.*	674,799
32,649	First Data Corp.	1,404,234
7,850	Fiserv, Inc.*	339,669
9,900	IMS Health, Inc.	246,708
7,600	Intuit, Inc.*	405,080
3,700	Mercury Interactive Corp.*	102,823
391,800	Microsoft Corp.	10,245,570
16,300	Novell, Inc.*	143,929
160,920	Oracle Corp.*	1,964,833
11,600	Parametric Technology Corp.*	70,760
22,600	Siebel Systems, Inc.	239,108

		19,452,369

	Telecommunications - 5.6%
4,985	ADC Telecommunications, Inc.*	111,365
16,400	Alltel Corp.	1,034,840
6,900	Andrew Corp.*	74,037
167,182	AT&T, Inc.	4,094,287
17,831	Avaya, Inc.*	190,257
78,200	BellSouth Corp.	2,119,220
5,600	CenturyTel, Inc.	185,696
24,700	Ciena Corp.*	73,359
262,900	Cisco Systems, Inc.*	4,500,848
14,200	Citizens Communications Co., Class B	173,666
8,600	Comverse Technology, Inc.*	228,674
65,200	Corning, Inc.*	1,281,832
70,700	JDS Uniphase Corp.*	166,852
190,182	Lucent Technologies, Inc.*	505,884
106,535	Motorola, Inc.	2,406,626
70,400	Qualcomm, Inc.	3,032,832
66,063	Qwest Communications International, Inc.*	373,256
6,600	Scientific Atlanta, Inc.	284,262
126,410	Sprint Nextel Corp.	2,952,938
19,100	Tellabs, Inc.*	208,190
118,330	Verizon Communications, Inc.	3,564,100

		27,563,021

	Textiles - 0.0%
5,900	Cintas Corp.	242,962

	Toys, Games & Hobbies - 0.1%
7,550	Hasbro, Inc.	152,359
17,212	Mattel, Inc.	272,294

		424,653

	Transportation - 1.7%
15,952	Burlington Northern Santa Fe Corp.	1,129,721
9,300	CSX Corp.	472,161
13,000	FedEx Corp.	1,344,070
17,400	Norfolk Southern Corp.	780,042
2,700	Ryder System, Inc.	110,754
11,400	Union Pacific Corp.	917,814
47,300	United Parcel Service, Class B	3,554,595

		8,309,157

	Total Common Stocks (Cost $393,375,513)	481,738,155

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Par Value		Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.5%
	Fannie Mae - 1.4%
$6,650,000	3.25%, 01/03/06 (a)	$6,648,199

	U.S. Treasury Bill - 0.1%
500,000	3.63%, 03/16/06 (a)	496,218

	Total U.S. Government and Agency Obligations (Cost $7,144,417)	7,144,417

Total Investments - 99.9% (Cost $400,519,930)		488,882,572

Net Other Assets and Liabilities - 0.1%		704,521

Total Net Assets - 100.0%		$489,587,093

*	Non-income producing security.

(a)	Effective yield at time of purchase.

REIT	Real Estate Investment Trust

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Basic Materials	2.7%
Communications	9.8
Consumer Cyclical	8.8
Consumer Non-Cyclical	20.9
Energy	9.2
Financial	21.4
Industrial	11.1
Technology	11.2
Utilities	3.3
U.S. Government and Agency Obligations	1.5
Net Other Assets and Liabilities	0.1

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (e) - 22.4%
	Fannie Mae - 11.3%
$7,500,000	3.00%, 03/02/07	NR	$7,350,465
1,542,955	5.00%, 05/01/18	NR	1,528,665
4,438,413	5.50%, 02/01/18 - 01/01/36	NR	4,420,710
15,307,449	6.00%, 08/01/13 - 01/01/36	NR	15,488,416
4,883,447	6.50%, 05/01/08 - 08/01/32	NR	5,024,583
2,075,664	7.00%, 08/01/10 - 06/01/32	NR	2,165,074
1,114,110	7.50%, 01/01/07 - 09/01/30	NR	1,166,241
242,167	8.00%, 04/01/09 - 08/01/32	NR	258,487
18,855	8.50%, 07/01/08 - 06/01/30	NR	19,779
119,373	9.00%, 02/01/10 - 11/01/25	NR	129,902

			37,552,322

	Freddie Mac - 7.9%
1,288,931	4.50%, 12/01/18	NR	1,257,125
11,110,788	5.00%, 05/01/18 - 03/01/34	NR	10,914,020
2,598,432	5.50%, 02/01/18 - 09/01/18	NR	2,615,478
7,643,764	6.00%, 10/15/07 - 08/01/34	NR	7,718,286
1,538,336	6.50%, 10/01/20 - 04/01/35	NR	1,584,108
1,605,842	7.00%, 05/01/32 - 12/01/32	NR	1,672,412
318,757	7.50%, 06/01/15 - 11/01/30	NR	334,772
72,622	9.50%, 08/01/19 - 02/01/21	NR	79,350

			26,175,551

	Ginnie Mae - 3.2%
2,647,901	5.50%, 07/15/33	NR	2,668,713
6,131,666	6.00%, 01/15/32 - 08/20/34	NR	6,276,874
873,620	6.50%, 09/15/08 - 11/15/32	NR	913,500
681,855	7.00%, 03/15/12 - 12/15/31	NR	714,973
160,885	7.50%, 11/15/30 - 10/15/32	NR	169,183

			10,743,243

	Total U.S. Government Agency Mortgage-Backed Obligations (Cost $75,469,673)		74,471,116

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.3%
	Fannie Mae - 9.1%
5,250,000	3.25%, 01/03/06 (a)	NR	5,248,578
6,480,000	4.13%, 01/12/06 (a)	NR	6,471,079
5,000,000	4.50%, 06/01/10	Aaa	4,912,200
625,000	5.38%, 11/15/11	Aaa	643,348
8,133,253	5.50%, 02/01/34 - 06/01/34	NR	8,065,433
3,021,114	6.00%, 02/01/17 - 11/01/32	NR	3,069,355
925,056	6.50%, 05/01/16 - 10/01/29	NR	951,824
671,150	7.00%, 08/01/32	NR	703,538
39,512	7.50%, 03/01/28 - 09/01/30	NR	41,430
174,893	8.00%, 10/01/29 - 05/01/30	NR	186,946

			30,293,731

	Federal Home Loan Bank - 0.5%
1,800,000	4.00%, 12/30/11	Aaa	1,714,144

	Freddie Mac - 13.1%
$3,305,000	4.25%, 02/28/07	NR	3,285,560
3,800,000	4.38%, 01/25/10	NR	3,739,006
3,800,000	4.50%, 08/22/07	NR	3,777,284
14,513,979	5.00%, 01/01/19 - 08/01/35	NR	14,193,754
15,327,276	5.50%, 11/01/33 - 09/01/35	NR	15,202,927
3,183,516	6.00%, 05/01/35 - 06/01/35	NR	3,215,606
331,258	6.50%, 12/01/31	NR	340,161

			43,754,298

	Ginnie Mae - 0.2%
608,306	7.00%, 02/15/28 - 11/15/28	NR	639,298

			639,298

	Tennessee Valley Authority - 0.9%
2,960,000	4.88%, 12/15/16	Aaa	3,049,152

	U.S. Treasury Bond - 3.8%
3,520,000	6.25%, 05/15/30	NR	4,371,675
905,000	6.63%, 02/15/27	NR	1,148,148
1,000,000	7.25%, 08/15/22	NR	1,302,266
1,200,000	7.63%, 02/15/25	NR	1,653,469
1,460,000	8.13%, 08/15/21	NR	2,025,807
1,500,000	8.50%, 02/15/20	NR	2,104,218

			12,605,583

	U.S. Treasury Inflationary Index - 0.1%
157,095	3.38%, 04/15/32	NR	204,359

	U.S. Treasury Note - 3.6%
3,310,000	3.38%, 02/28/07	NR	3,269,658
1,750,000	4.00%, 02/15/15	NR	1,696,679
485,000	4.13%, 05/15/15	NR	474,372
395,000	4.25%, 08/15/15	NR	389,893
3,795,000	5.25%, 11/15/28	NR	4,139,218
2,020,000	5.50%, 02/15/08	NR	2,065,214

			12,035,034

	Total U.S. Government and Agency Obligations (Cost $105,340,549)		104,295,599

CORPORATE NOTES AND BONDS - 27.4%
	Aerospace & Defense - 0.0%
117,989	Systems 2001 Asset Trust (b)
	6.66%, 09/15/13	Aaa	125,558

	Auto Manufacturers - 0.6%
1,900,000	DaimlerChrysler North America Holding Corp.
	6.50%, 11/15/13	A3	1,989,391

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Banks - 2.9%
$2,000,000	PNC Funding Corp.
	5.75%, 08/01/06	A2	$2,009,718
1,800,000	U.S. Bancorp, MTN
	5.10%, 07/15/07	Aa2	1,807,108
2,000,000	Wells Fargo & Co.
	5.13%, 02/15/07	Aa1	2,004,160
3,800,000	Zions Bancorporation
	5.65%, 05/15/14	Baa1	3,894,134

			9,715,120

	Chemicals - 0.6%
1,800,000	Praxair, Inc.
	6.63%, 10/15/07	A3	1,856,887

	Diversified Financial Services - 6.4%
3,700,000	CIT Group, Inc., Global Note
	4.25%, 02/01/10	A2	3,599,989
133,676	CVRD Finance Ltd., Series 2A (b)(c)
	4.80%, 10/15/07	Aaa	133,649
1,185,000	Ford Motor Credit Co.
	6.88%, 02/01/06	Baa3	1,182,452
1,800,000	Household Finance Corp.
	4.75%, 07/15/13	A1	1,739,128
780,000	International Lease Finance Corporation E-Capital Trust I (b)(c)
	5.90%, 12/21/65	A3	783,065
1,200,000	J. Paul Getty Trust
	5.88%, 10/01/33	Aaa	1,253,443
3,400,000	JPMorgan Chase & Co.
	5.25%, 05/01/15	A1	3,381,596
3,600,000	MBNA Corp., MTN
	4.63%, 08/03/09	Baa1	3,571,870
1,800,000	Merrill Lynch & Co., Inc., MTN
	4.79%, 08/04/10	Aa3	1,779,754
3,835,000	Morgan Stanley
	4.75%, 04/01/14	A1	3,678,022

			21,102,968

	Electric - 0.6%
1,800,000	Pacific Gas & Electric Co.
	6.05%, 03/01/34	Baa1	1,862,926

	Food - 0.6%
2,000,000	Unilever Capital Corp.
	5.90%, 11/15/32	A1	2,118,414

	Health Care - Services - 0.5%
3,000	HCA, Inc.
	6.30%, 10/01/12	Ba2	3,015
1,800,000	UnitedHealth Group, Inc.
	5.00%, 08/15/14	A2	1,791,198

			1,794,213

	Lodging - 1.0%
$1,710,000	Harrah’s Operating Co., Inc.
	5.38%, 12/15/13	Baa3	1,668,567
1,800,000	Harrah’s Operating Co., Inc.
	5.75%, 10/01/17	Baa3	1,751,933
15,000	MGM Mirage, Inc.
	7.25%, 10/15/06	Ba2	15,206
4,000	MGM Mirage, Inc.
	8.50%, 09/15/10	Ba2	4,335
11,000	Park Place Entertainment Corp.
	8.50%, 11/15/06	Baa3	11,288

			3,451,329

	Media - 1.6%
1,820,000	Comcast Corp.
	4.95%, 06/15/16	Baa2	1,716,891
1,390,000	Comcast Corp.
	10.63%, 07/15/12	Baa3	1,725,679
1,575,000	Time Warner Cos., Inc.
	9.15%, 02/01/23	Baa1	1,936,941

			5,379,511

	Metal Fabricate & Hardware - 0.6%
1,900,000	Precision Castparts Corp.
	5.60%, 12/15/13	Baa3	1,923,144

	Oil & Gas - 2.0%
3,250,000	Atmos Energy Corp.
	4.00%, 10/15/09	Baa3	3,116,825
1,700,834	Caithness Coso Funding Corp. (b)
	5.49%, 06/15/19	Baa3	1,687,636
1,800,000	Premcor Refining Group (The), Inc.
	6.75%, 02/01/11	Baa3	1,906,628

			6,711,089

	Packaging & Containers - 1.1%
3,800,000	Sealed Air Corp. (b)
	5.63%, 07/15/13	Baa3	3,772,093

	Pharmaceuticals - 0.7%
2,000,000	Zeneca Wilmington
	7.00%, 11/15/23	Aa2	2,428,556

	Retail - 4.7%
1,800,000	Kroger Co. (The)
	4.95%, 01/15/15	Baa2	1,687,590
3,410,000	Kroger Co. (The)
	6.20%, 06/15/12	Baa2	3,493,518
2,065,000	May Department Stores Co. (The)
	6.65%, 07/15/24	Baa1	2,171,143
2,565,000	May Department Stores Co. (The)
	7.63%, 08/15/13	Baa1	2,876,547
1,800,000	Safeway, Inc.
	4.13%, 11/01/08	Baa2	1,742,976

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Retail (continued)
$1,800,000	Safeway, Inc.
	5.80%, 08/15/12	Baa2	$1,809,173
1,800,000	Safeway, Inc.
	7.25%, 02/01/31	Baa2	1,942,340

			15,723,287

	Telecommunications - 2.3%
1,900,000	Nextel Communications, Inc., Series E
	6.88%, 10/31/13	Baa2	1,982,107
3,510,000	SBC Communications, Inc.
	5.10%, 09/15/14	A2	3,428,856
1,900,000	Sprint Capital Corp.
	6.88%, 11/15/28	Baa2	2,076,111

			7,487,074

	Transportation - 1.2%
3,600,000	Union Pacific Corp.
	6.50%, 04/15/12	Baa2	3,871,998

	Total Corporate Notes and Bonds (Cost $92,279,073)		91,313,558

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (e) - 17.6%
6,846,442	Bank of America Mortgage
	Securities, Inc., Series 2003-8,
	Class 1A12, CMO (d)
	5.50%, 11/25/33	AAA	6,724,490
1,869,045	Bank of America Mortgage Securities,
	Series 2005-11, Class 1A2
	5.75%, 12/25/35	Aa1	1,872,121
2,700,000	Bear Stearns Commercial Mortgage
	Securities, Inc., Series 2002-PBW1,
	Class A2, CMO
	4.72%, 11/11/35	Aaa	2,646,636
2,700,000	Bear Stearns Mortgage Securities, Inc.,
	Series 1999-WF2, Class A2, CMO
	7.08%, 07/15/31	Aaa	2,857,292
1,191,941	Chase Mortgage Finance Corp.,
	Series 2005-S3, Class A6
	5.50%, 11/25/35	Aa1	1,188,037
1,285,000	Citibank Credit Card Issuance Trust,
	Series 2000-A3
	6.88%, 11/16/09	Aaa	1,332,500
190,151	Conseco Finance Corp.,
	Series 2000-6, Class A4
	6.77%, 09/01/32	Ba1	190,747
2,435,647	Countrywide Alternative Loan Trust,
	Series 2005-1CB, Class 1A7
	5.00%, 03/25/35	Aaa	2,405,998
1,787,115	Countrywide Home Loan Mortgage
	Pass Through Trust,
	Series 2005-J4, Class A2
	5.50%, 11/25/35	NR	1,780,040
$2,658,465	CS First Boston Mortgage
	Securities Corp., Series 2005-10,
	Class XA5
	6.00%, 11/25/35	Aa1	2,693,194
2,700,000	General Electric Capital Commercial
	Mortgage Corp., Series 2002-1A,
	Class A3, CMO
	6.27%, 12/10/35	Aaa	2,859,981
55,232	Green Tree Financial Corp.,
	Series 1999-3, Class A, CMO (d)
	6.16%, 02/01/31	B	55,511
218,453	Green Tree Home Improvement
	Loan Trust, Series 1996-D,
	Class H, CMO (d)
	8.30%, 09/15/27	AAA	218,702
2,040,000	GS Mortgage Securities Corp. II,
	Series 1997-GL, Class A2D, CMO
	6.94%, 07/13/30	Aaa	2,082,433
3,327,857	GSR Mortgage Loan Trust,
	Series 2005-8F, Class 3A4 (d)
	6.00%, 11/25/35	AAA	3,348,714
2,700,000	Morgan Stanley Dean Witter Capital I,
	Series 2003-T0P9, Class A2, CMO (d)
	4.74%, 11/13/36	AAA	2,641,466
2,100,000	Morgan Stanley Dean Witter Captial I,
	Series 2003-T11, Class A3, CMO
	4.85%, 06/13/41	Aaa	2,071,567
3,700,000	Petroleum Export, Ltd./Cayman SPV,
	Series A2, Note (b)
	4.63%, 06/15/10	Aaa	3,663,555
3,503,140	Residential Accredit Loans, Inc.,
	Series 2003-QS19, Class AI
	5.75%, 10/25/33	Aaa	3,491,580
3,817,760	Residential Accredit Loans, Inc.,
	Series 2004-QS11, Class A3 (d)
	5.50%, 08/25/34	AAA	3,812,325
3,217,171	Residential Accredit Loans, Inc.,
	Series 2005-QS14, Class 3A3 (d)
	6.00%, 09/25/35	AAA	3,232,993
3,966,075	Residential Asset Securitization Trust,
	Series 2005-A7, Class A3 (d)
	5.50%, 06/25/35	AAA	3,946,169
3,408,594	Wells Fargo Mortgage Backed
	Securities Trust, Series 2005-5,
	Class 1A1
	5.00%, 05/25/20	Aaa	3,347,880

	Total Asset-Backed and Mortgage-Backed Securities (Cost $58,805,842)		58,463,931

FOREIGN BONDS (f) - 2.8%
1,800,000	Alberta Energy Co., Ltd.
	7.38%, 11/01/31	Baa2	2,205,945
3,465,000	Kinder Morgan Finance Co. (b)
	5.70%, 01/05/16	Baa2	3,494,955

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
FOREIGN BONDS (f) (continued)
$1,800,000	Telecom Italia Capital SA
	5.25%, 10/01/15	Baa2	$1,748,306
1,950,000	West Fraser Timber Co., Ltd. (b)
	5.20%, 10/15/14	Baa2	1,826,342

	Total Foreign Bonds (Cost $9,104,562)		9,275,548

Shares
WARRANTS - 0.0%
	Computers - 0.0%
500,000	International Business
	Machines Corp., 07/10/06*	NR	78,200

	Telecommunications - 0.0%
500,000	BellSouth Telecom, Inc., 07/12/06*	NR	38,300

	Total Warrants (Cost $16,563)		116,500

Total Investments - 101.5% (Cost $341,016,262)			337,936,252

Net Other Assets and Liabilities - (1.5)%			(5,075,276)

Total Net Assets - 100.0%			$332,860,976

*	Non-income producing security.

(a)	Effective yield at time of purchase.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2005, these securities amounted to $15,486,854 or 4.7% of net assets.

(c)	Variable rate security. The rate shown reflects rate in effect at period end.

(d)	Standard & Poor’s (S&P) credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

(e)	Pass Through Certificates.

(f)	U.S. currency denominated.

CMO	Collateralized Mortgage Obligation (Pay Through Certificate)

MTN	Medium Term Note

NR	Not Rated

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Rating (Unaudited)		S&P Ratings (Unaudited)

Aaa	11.4%	AAA	7.1%
Aa	4.1%
A	7.8%
Baa	19.1%
Ba	0.1%
NR (Not Rated)	50.4%

	92.9%

Major Class Concentration of Investments

as a Percentage of Net Assets*:

U.S. Government And Agency Obligations	31.3%
Corporate Notes And Bonds	27.4
U.S. Government Agency
Mortgage-Backed Obligation	22.4
Asset-Backed And Mortgage-Backed Securities	17.6
Foreign Bonds	2.8
Net Other Assets and Liabilities	(1.5)

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (b) - 17.0%
	Fannie Mae - 12.5%
$13,000,000	4.00%, 04/25/22 - 07/25/22	NR	$12,809,615
24,549	7.50%, 03/01/07	NR	25,009
33,835	8.00%, 04/01/09 - 09/01/21	NR	36,040

			12,870,664

	Freddie Mac - 4.5%
4,580,000	5.00%, 06/15/26	NR	4,530,797
37,749	6.50%, 06/01/23	NR	39,246
7,775	7.50%, 02/01/07	NR	7,886
4,369	8.00%, 06/01/19	NR	4,441
18,707	10.00%, 03/01/21	NR	20,553

			4,602,923

	Ginnie Mae - 0.0%
5,804	6.50%, 06/15/09	NR	5,970
22,147	7.00%, 06/15/12	NR	23,102

			29,072

	Total U.S. Government Agency Mortgage-Backed Obligations (Cost $18,135,882)		17,502,659

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 71.6%
	Fannie Mae - 14.0%
1,700,000	3.25%, 01/03/06 (a)	NR	1,699,540
4,435,000	3.25%, 01/15/08	Aaa	4,308,350
4,000,000	4.00%, 02/28/07	Aaa	3,965,340
3,500,000	5.00%, 04/06/10	Aaa	3,496,965
855,000	5.38%, 11/15/11	Aaa	880,100

			14,350,295

	Federal Home Loan Bank - 30.0%
7,000,000	3.50%, 04/06/09	Aaa	6,718,250
21,400,000	4.00%, 03/18/11 - 12/30/11	Aaa	20,431,330
3,510,000	5.75%, 05/15/12	Aaa	3,696,002

			30,845,582

	Freddie Mac - 16.0%
7,500,000	2.75%, 08/15/06	Aaa	7,414,372
5,000,000	3.00%, 12/15/06	Aaa	4,917,080
2,680,000	5.00%, 07/15/14	Aaa	2,716,110
1,335,000	5.75%, 01/15/12	Aaa	1,400,698

			16,448,260

	U.S. Treasury Bond - 3.5%
1,985,000	7.50%, 11/15/16	NR	2,493,347
800,000	8.88%, 02/15/19	NR	1,137,625

			3,630,972

	U.S. Treasury Note - 8.1%
$8,500,000	4.00%, 02/15/14	NR	8,269,574

	Total U.S. Government and Agency Obligations (Cost $ 74,167,727)		73,544,683

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (b) - 10.4%
863,201	Bank of America Commercial
	Mortgage, Inc., Series 2001-PB1,
	Class A1, CMO
	4.91%, 05/11/35	Aaa	862,323
10,000,000	GE Capital Commercial Mortgage
	Corp., Series 2003-C2,
	Class A2, CMO
	4.17%, 07/10/37	Aaa	9,780,805

	Total Asset-Backed and Mortgage-Backed Securities (Cost $10,879,220)		10,643,128

Total Investments - 99.0% (Cost $103,182,829)			101,690,470

Net Other Assets and Liabilities - 1.0%			1,078,240

Total Net Assets - 100.0%			$102,768,710

(a)	Effective yield at time of purchase.

(b)	Pass Through Certificates.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Rating (Unaudited)

Aaa	69.4%
NR (Not Rated)	30.6%

100.0%

Major Class Concentration of Investments

as a Percentage of Net Assets*:

U.S. Government And Agency Obligations	71.6%
U.S. Government Agency
Mortgage-Backed Obligation	17.0
Asset-Backed And Mortgage-Backed Securities	10.4
Net Other Assets and Liabilities	1.0

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • December 31, 2005

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.6%
	Fannie Mae - 18.0%
$25,000,000	3.25%, 01/03/06 (a)	$24,993,229
5,000,000	4.00%, 08/08/06	5,000,000
10,000,000	4.20%, 05/09/06 (b)	9,999,300

		39,992,529

	Federal Home Loan Bank - 15.1%
24,500,000	3.30%, 01/03/06 (a)	24,493,262
2,000,000	3.75%, 01/25/06 (b)	2,000,000
7,000,000	4.05%, 06/14/06 (b)	6,999,482

		33,492,744

	Freddie Mac - 8.5%
4,000,000	3.70%, 06/30/06	4,000,000
14,950,000	4.00%, 01/03/06 (a)	14,945,017

		18,945,017

	Total U.S. Government Agency Obligations (Cost $92,430,290)	92,430,290

CORPORATE NOTES - 17.0%
	Banking - Domestic - 6.3%
10,000,000	Marshall & lsley Bank (b)
	4.47%, 02/20/06	10,000,000
4,000,000	Wells Fargo & Co, MTN (b)
	4.27%, 01/03/07	4,000,000

		14,000,000

	Banking - Foreign Banks & Branches - 1.8%
4,000,000	Nordea Bank AB, Note (b) (c)
	4.34%, 01/11/07	4,000,000

	Computers & Information - 4.5%
10,000,000	International Business Machines Corp. (b) (c)
	4.33%, 11/08/06	10,000,000

	Heavy Machinery - 3.5%
7,864,000	Caterpillar Financial Services Corp., Series F, MTN (b)
	4.23%, 07/10/06	7,864,000

	Securities Broker - 0.9%
2,000,000	Merrill Lynch & Co., Inc., Series C, MTN (b)
	4.35%, 12/15/06	2,000,000

	Total Corporate Notes (Cost $37,864,000)	37,864,000

COMMERCIAL PAPER (a) - 22.6%
	Asset Backed - 17.2%
8,000,000	Albis Capital Corp. (c)
	4.32%, 01/19/06	7,981,760
8,000,000	Master Funding LLC (c)
	4.25%, 02/07/06	7,964,111
$6,000,000	Park Granada LLC (c)
	4.33%, 01/06/06	5,995,670
8,000,000	Sheffield Receivables Corp. (c)
	4.14%, 01/03/06	7,997,240
8,400,000	Three Pillars Funding Corp. (c)
	4.31%, 01/09/06	8,390,949

		38,329,730

	Diversified Financial Services - 1.8%
3,930,000	Danske Corp.
	4.26%, 02/06/06	3,912,793

	Insurance - 3.6%
8,000,000	Prudential Financial Corp.
	4.25%, 01/06/06	7,994,334

	Total Commercial Paper (Cost $50,236,857)	50,236,857

CERTIFICATES OF DEPOSIT - 18.5%
8,000,000	BNP Paribas (NY Branch)
	4.02%, 01/06/06	7,999,563
5,000,000	Credit Suisse First Boston (NY Branch) (b)
	4.30%, 01/06/06	5,000,005
7,000,000	Deutsche Bank AG (NY Branch)
	4.03%, 01/12/06	6,999,655
7,000,000	Dexia Credit Local SA (NY Branch)
	4.28%, 01/30/06	7,000,029
8,000,000	Natexis Banques Populaires (NY Branch)
	4.30%, 02/01/06	8,000,000
6,000,000	Wilmington Trust Co.
	4.33%, 03/03/06	6,000,000

	Total Certificates of Deposit (Cost $40,999,252)	40,999,252

Total Investments - 99.7% (Cost $ 221,530,399)		221,530,399

Net Other Assets and Liabilities - 0.3%		685,336

Total Net Assets - 100.0%		$222,215,735

(a)	Effective yield at time of purchase.

(b)	Variable rate security. The rate shown reflects rate in effect at period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2005, these securities amounted to $52,329,730 or 23.5% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.

MTN	Medium Term Note

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2005

Major Class Concentration of Investments

as a Percentage of Net Assets*:

U.S. Government Agency Obligations	41.6%
Commercial Paper	22.6
Certificates Of Deposit	18.5
Corporate Notes	17.0
Net Other Assets and Liabilities	0.3

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES • December 31, 2005

	Select Capital Appreciation Fund	Select Value Opportunity Fund
ASSETS:
Investments:
Investments at cost	$188,551,519	$226,311,243
Net unrealized appreciation (depreciation)	81,096,973	37,177,095

Total investments at value	269,648,492	263,488,338
Cash	4,449,761	27,382,373
Foreign currency*	—	—
Receivable for investments sold	8,953	—
Receivable for shares sold	—	—
Interest and dividend receivables	287,512	246,464
Dividend tax reclaim receivable	—	—

Total Assets	274,394,718	291,117,175

LIABILITIES:
Payable for investments purchased	—	—
Management fee payable	213,637	221,389
Distribution fee payable	35,125	37,594
Trustees’ fees and expenses payable	4,315	5,164
Payable for shares repurchased	265,161	98,274
Accrued expenses and other payables	53,451	56,594

Total Liabilities.	571,689	419,015

NET ASSETS	$273,823,029	$290,698,160

NET ASSETS consist of:
Paid-in capital	$188,331,668	$210,232,666
Undistributed (distribution in excess of) net investment income (loss)	—	1,139,288
Accumulated (distribution in excess of) net realized gain (loss) on investments sold, foreign currency transactions and futures contracts ..	4,394,388	42,149,111
Net unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency and futures contracts	81,096,973	37,177,095

TOTAL NET ASSETS	$273,823,029	$290,698,160

Shares of beneficial interest outstanding (unlimited authorization, no par value	134,805,807	153,977,543
NET ASSET VALUE,
Offering and redemption price per share (Net Assets/Shares Outstanding)	$2.031	$1.888

*	Cost $169,950 for Select International Equity Fund.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund

$215,319,592	$368,143,226	$229,593,643	$400,519,930	$341,016,262	$103,182,829	$221,530,399
59,726,112	56,915,191	45,042,511	88,362,642	(3,080,010)	(1,492,359)	—

275,045,704	425,058,417	274,636,154	488,882,572	337,936,252	101,690,470	221,530,399
13,361,901	10,667,109	4,786,519	44,129	48,645	51,502	81,474
169,950	—	—	—	—	—	—
—	5,028,218	703,930	—	21,919	209	—
—	—	—	250,395	—	297,157	59,221
379,378	318,448	346,100	721,136	2,933,798	815,267	690,478
39,399	—	—	—	—	—	—

288,996,332	441,072,192	280,472,703	489,898,232	340,940,614	102,854,605	222,361,572

—	—	—	—	6,479,399	—	—
215,765	304,747	139,611	119,167	119,944	43,670	60,445
37,034	57,648	36,428	63,856	42,590	13,101	28,099
5,106	8,330	5,320	9,154	6,998	2,323	4,700
285,633	477,253	347,005	11,958	1,362,040	958	—
84,761	87,152	64,295	107,004	68,667	25,843	52,593

628,299	935,130	592,659	311,139	8,079,638	85,895	145,837

$288,368,033	$440,137,062	$279,880,044	$489,587,093	$332,860,976	$102,768,710	$222,215,735

$315,882,333	$674,259,227	$454,659,488	$559,746,354	$340,957,201	$106,710,666	$222,217,603
2,652,700	—	16,974	37,406	(485,359)	23,840	—
(89,892,691)	(291,037,356)	(219,838,926)	(158,559,309)	(4,530,856)	(2,473,437)	(1,868)
59,725,691	56,915,191	45,042,508	88,362,642	(3,080,010)	(1,492,359)	—

$288,368,033	$440,137,062	$279,880,044	$489,587,093	$332,860,976	$102,768,710	$222,215,735

208,020,546	265,987,253	155,290,655	178,567,106	315,265,754	96,820,130	222,215,735

$1.386	$1.655	$1.802	$2.742	$1.056	$1.061	$1.000

ALLMERICA INVESTMENT TRUST

STATEMENTS OF OPERATIONS • For the Year Ended December 31, 2005

	Select Capital Appreciation Fund	Select Value Opportunity Fund
INVESTMENT INCOME
Interest	$207,914	$255,218
Dividends	1,314,639	3,246,152
Special Dividends	165,000	1,033,047
Securities lending income	98,950	68,171
Less net foreign taxes withheld	(11,719)	(50,457)

Total investment income	1,774,784	4,552,131

EXPENSES
Management fees	2,551,604	2,744,745
Distribution fees	412,831	463,083
Custodian and Fund accounting fees	112,062	109,919
Legal fees	15,956	18,312
Audit fees	37,352	40,984
Trustees’ fees and expenses	22,065	24,689
Miscellaneous	8,865	12,090

Total expenses before waivers	3,160,735	3,413,822
Less expense waivers	—	—

Total expenses net of expense waivers	3,160,735	3,413,822

NET INVESTMENT INCOME (LOSS)	(1,385,951)	1,138,309

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	40,233,224	42,823,905
Net realized gain (loss) on futures contracts	—	—
Net realized gain (loss) on foreign currency transactions	(5,871)	1,078
Net change in unrealized appreciation (depreciation) of investments	(2,141,414)	(24,209,649)
Net change in unrealized appreciation (depreciation) of assets and liabilities in foreign currency	1,383	—
Net change in unrealized appreciation (depreciation) of futures contracts	—	—

NET GAIN (LOSS) ON INVESTMENTS	38,087,322	18,615,334

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,701,371	$19,753,643

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund

$124,203	$265,488	$45,646	$143,359	$17,131,138	$4,487,398	$7,994,419
9,120,705	3,748,498	4,682,555	9,737,399	—	—	—
—	—	—	—	—	—	—
167,825	40,302	17,799	48,480	10,261	3,170	—
(775,937)	(41,280)	(494)	—	—	—	—

8,636,796	4,013,008	4,745,506	9,929,238	17,141,399	4,490,568	7,994,419

2,773,954	3,859,129	1,766,163	1,474,419	1,534,985	572,969	799,991
449,879	700,476	448,931	794,761	547,639	171,969	375,164
448,808	177,753	141,344	338,810	145,698	65,753	77,234
17,596	26,181	16,987	30,619	20,624	6,522	15,967
39,982	59,867	39,513	68,338	48,097	17,414	34,314
23,923	37,378	24,060	42,945	29,860	9,037	20,142
22,849	18,116	15,914	25,424	9,606	1,893	46,349

3,776,991	4,878,900	2,452,912	2,775,316	2,336,509	845,557	1,369,161
—	(163,473)	—	—	—	—	—

3,776,991	4,715,427	2,452,912	2,775,316	2,336,509	845,557	1,369,161

4,859,805	(702,419)	2,292,594	7,153,922	14,804,890	3,645,011	6,625,258

25,194,445	47,687,328	16,187,719	565,060	(42,163)	(291,847)	(1,868)
796,813	(9,420)	—	39,411	—	—	—
(2,197,684)	419	(3)	—	—	—	—
5,406,648	(16,636,225)	(2,591,391)	13,313,498	(8,164,069)	(1,607,735)	—
66,263	—	(3)	—	—	—	—
10,187	—	—	(6,619)	—	—	—

29,276,672	31,042,102	13,596,322	13,911,350	(8,206,232)	(1,899,582)	(1,868)

$34,136,477	$30,339,683	$15,888,916	$21,065,272	$6,598,658	$1,745,429	$6,623,390

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Select Capital Appeciation Fund
	Years Ended December 31,
	2005	2004
NET ASSETS at beginning of year	$299,355,071	$296,203,932

Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(1,385,951)	(2,024,733)
Net realized gain on investments sold, foreign currency transactions, and futures contracts	40,227,353	39,823,753
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, and futures contracts	(2,140,031)	11,697,850

Net increase in net assets resulting from operations	36,701,371	49,496,870

Distributions to shareholders from:
Net investment income	—	—
Net realized gain on investments	(66,125,528)	(25,213,313)

Total distributions	(66,125,528)	(25,213,313)

Capital share transactions:
Net proceeds from sales of shares	1,523,762	18,475,189
Issued to shareholders in reinvestment of distributions	66,125,528	25,213,313
Cost of shares repurchased	(63,757,175)	(64,820,920)

Net increase (decrease) from capital share transactions	3,892,115	(21,132,418)

Total increase (decrease) in net assets	(25,532,042)	3,151,139

NET ASSETS at end of year	$273,823,029	$299,355,071

Undistributed (distribution in excess of) net investment income (loss)	$—	$(1,462)

OTHER INFORMATION:
Share transactions:
Sold	668,774	8,386,260
Issued to shareholders in reinvestment of distributions	31,789,823	13,118,269
Repurchased	(28,593,655)	(29,966,652)

Net increase (decrease) in shares outstanding	3,864,942	(8,462,123)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Value Opportunity Fund		Select International Equity Fund		Select Growth Fund		Core Equity Fund
Years Ended December 31,		Years Ended December31,		Years Ended December 31,		Years Ended December 31,
2005	2004	2005	2004	2005	2004	2005	2004
$345,750,311	$380,800,995	$333,493,513	$380,653,182	$528,558,184	$625,728,520	$337,127,194	$400,016,657

1,138,309	76,603	4,859,805	4,551,152	(702,419)	1,149,335	2,292,594	3,624,671
42,824,983	70,248,308	23,793,574	17,603,261	47,678,327	55,845,736	16,187,716	14,247,089
(24,209,649)	(9,880,090)	5,483,098	22,365,117	(16,636,225)	(19,966,323)	(2,591,394)	15,552,965

19,753,643	60,444,821	34,136,477	44,519,530	30,339,683	37,028,748	15,888,916	33,424,725

(3,016)	(195,555)	(4,270,657)	(4,285,464)	(1,126,019)	—	(2,297,671)	(3,653,589)
(68,510,770)	(22,153,292)	—	—	—	—	—	—

(68,513,786)	(22,348,847)	(4,270,657)	(4,285,464)	(1,126,019)	—	(2,297,671)	(3,653,589)

2,459,856	4,975,103	12,782,855	22,515,775	417,269	80,506	711,582	145,927
68,513,786	22,348,847	4,270,657	4,285,464	1,126,019	—	2,297,671	3,653,589
(77,265,650)	(100,470,608)	(92,044,812)	(114,194,974)	(119,178,074)	(134,279,590)	(73,847,648)	(96,460,115)

(6,292,008)	(73,146,658)	(74,991,300)	(87,393,735)	(117,634,786)	(134,199,084)	(70,838,395)	(92,660,599)

(55,052,151)	(35,050,684)	(45,125,480)	(47,159,669)	(88,421,122)	(97,170,336)	(57,247,150)	(62,889,463)

$290,698,160	$345,750,311	$288,368,033	$333,493,513	$440,137,062	$528,558,184	$279,880,044	$337,127,194

$1,139,288	$2,917	$2,652,700	$4,188,258	$—	$1,148,373	$16,974	$45,241

1,126,291	2,354,194	9,988,589	19,986,173	271,836	55,897	415,449	92,981
37,852,920	11,881,364	3,287,650	3,993,908	712,219	—	1,333,011	2,230,774
(37,294,183)	(47,740,940)	(71,927,804)	(100,846,151)	(77,199,530)	(92,875,643)	(43,206,103)	(60,667,374)

1,685,028	(33,505,382)	(58,651,565)	(76,866,070)	(76,215,475)	(92,819,746)	(41,457,643)	(58,343,619)

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund
	Years Ended December 31,
	2005	2004
NET ASSETS at beginning of year	$595,036,614	$666,454,873

Increase (decrease) in net assets resulting from operations:
Net investment income	7,153,922	9,352,455
Net realized gain (loss) on investments sold, foreign currency transactions, and futures contracts	604,471	(5,491,515)
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, and futures contracts	13,306,879	54,384,265

Net increase in net assets resulting from operations	21,065,272	58,245,205

Distributions to shareholders from:
Net investment income	(7,221,232)	(9,477,338)
Net realized gain on investments	—	—
Return of capital	—	—

Total distributions	(7,221,232)	(9,477,338)

Capital share transactions:
Net proceeds from sales of shares	15,944,208	9,645,957
Issued to shareholders in reinvestment of distributions	7,221,232	9,477,338
Cost of shares repurchased	(142,459,001)	(139,309,421)

Net decrease from capital share transactions	(119,293,561)	(120,186,126)

Total decrease in net assets	(105,449,521)	(71,418,259)

NET ASSETS at end of year	$489,587,093	$595,036,614

Undistributed (distribution in excess of) net investment income (loss)	$37,406	$42,335

OTHER INFORMATION:
Share transactions:
Sold	6,111,008	3,877,093
Issued to shareholders in reinvestment of distributions	2,707,229	3,711,188
Repurchased	(53,625,297)	(55,860,548)

Net decrease in shares outstanding	(44,807,060)	(48,272,267)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Investment Grade Income Fund		Government Bond Fund		Money Market Fund
Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
2005	2004	2005	2004	2005	2004
$402,218,814	$530,198,773	$128,860,335	$200,158,460	$264,678,567	$377,154,527

14,804,890	17,654,294	3,645,011	4,663,724	6,625,258	2,804,306
(42,163)	2,735,617	(291,847)	884,027	(1,868)	4,093
(8,164,069)	(2,872,175)	(1,607,735)	(2,220,513)	—	—

6,598,658	17,517,736	1,745,429	3,327,238	6,623,390	2,808,399

(17,062,085)	(24,167,490)	(3,996,071)	(5,646,130)	(6,646,008)	(2,804,306)
—	(6,247,516)	—	(273,498)	—	—
—	—	—	—	(56,233)	—

(17,062,085)	(30,415,006)	(3,996,071)	(5,919,628)	(6,702,241)	(2,804,306)

13,661,274	12,499,850	3,171,313	1,021,637	109,105,489	105,887,642
17,062,085	30,415,006	3,996,071	5,919,628	6,702,241	2,804,306
(89,617,770)	(157,997,545)	(31,008,367)	(75,647,000)	(158,191,711)	(221,172,001)

(58,894,411)	(115,082,689)	(23,840,983)	(68,705,735)	(42,383,981)	(112,480,053)

(69,357,838)	(127,979,959)	(26,091,625)	(71,298,125)	(42,462,832)	(112,475,960)

$332,860,976	$402,218,814	$102,768,710	$128,860,335	$222,215,735	$264,678,567

$(485,359)	$(1,229,225)	$23,840	$(564,437)	$—	$20,750

12,685,160	11,297,435	2,946,864	921,521	109,105,487	105,887,642
15,973,918	27,670,352	3,735,449	5,415,831	6,702,241	2,804,306
(83,108,605)	(142,900,172)	(28,811,809)	(68,746,934)	(158,191,711)	(221,172,001)

(54,449,527)	(103,932,385)	(22,129,496)	(62,409,582)	(42,383,983)	(112,480,053)

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations					Less Distributions			Net Increase (Decrease) in Net Asset Value
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Select Capital Appreciation Fund(5)
2005	$2.286	$(0.010	)(3)	$0.322	$0.312	$—	$(0.567)	$(0.567)	$(0.255)
2004	2.125	(0.015)		0.373	0.358	—	(0.197)	(0.197)	0.161
2003	1.521	(0.015)		0.619	0.604	—	—	—	0.604
2002	1.940	(0.014)		(0.405)	(0.419)	—	—	—	(0.419)
2001	2.122	(0.010)		(0.019)	(0.029)	—	(0.153)	(0.153)	(0.182)
Select Value Opportunity Fund(5)
2005	$2.270	$0.007	(3)	$0.134	$0.141	$—	$(0.523)	$(0.523)	$(0.382)
2004	2.050	0.001		0.365	0.366	(0.001)	(0.145)	(0.146)	0.220
2003	1.487	0.002		0.568	0.570	(0.002)	(0.005)	(0.007)	0.563
2002	1.975	0.002		(0.315)	(0.313)	(0.011)	(0.164)	(0.175)	(0.488)
2001	1.958	0.012		0.225	0.237	(0.012)	(0.208)	(0.220)	0.017
Select International Equity Fund(1)(5)
2005	$1.251	$0.026		$0.128	$0.154	$(0.019)	$—	$(0.019)	$0.135
2004	1.108	0.019		0.139	0.158	(0.015)	—	(0.015)	0.143
2003	0.874	0.015		0.226	0.241	(0.007)	—	(0.007)	0.234
2002	1.113	0.013		(0.226)	(0.213)	(0.017)	(0.009)	(0.026)	(0.239)
2001	1.781	0.018		(0.385)	(0.367)	(0.024)	(0.277)	(0.301)	(0.668)
Select Growth Fund(1)(5)
2005	$1.545	$(0.002)		$0.116	$0.114	$(0.004)	$—	$(0.004)	$0.110
2004	1.438	0.003	(3)	0.104	0.107	—	—	—	0.107
2003	1.139	(0.001)		0.301	0.300	(0.001)	—	(0.001)	0.299
2002	1.576	0.001		(0.436)	(0.435)	(0.002)	—	(0.002)	(0.437)
2001	2.214	0.002		(0.545)	(0.543)	—	(0.095)	(0.095)	(0.638)
Core Equity Fund(1)(5)
2005	$1.713	$0.014		$0.089	$0.103	$(0.014)	$—	$(0.014)	$0.089
2004	1.568	0.017	(3)	0.145	0.162	(0.017)	—	(0.017)	0.145
2003	1.239	0.012		0.329	0.341	(0.012)	—	(0.012)	0.329
2002	1.633	0.011	(4)	(0.393)	(0.382)	(0.012)	—	(0.012)	(0.394)
2001	2.689	0.016		(0.439)	(0.423)	(0.015)	(0.618)	(0.633)	(1.056)

(a)	Including reimbursements, waivers, and reductions.

(b)	Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.

(c)	Excluding reimbursements, waivers, and reductions.

(1)	The Select International Equity Fund changed sub-advisors and added a second sub-advisor on October 1, 2004. The Select Growth Fund added a second sub-adviser on April 18, 2003 and replaced the first sub-adviser on April 30, 2004. The Core Equity Fund changed sub-advisors and added a second sub-advisor on May 1, 2002.

(2)	Net investment income (loss) per share before reimbursements and waivers of fees by the investment advisor or reductions were $(0.003) in 2005 and $(0.016) in 2004 for Select Capital Appreciation Fund; $(0.001) in 2004, $0.001 in 2003, $0.000 in 2002, and $0.011 in 2001 for Select Value Opportunity Fund; $(0.003) in 2005, $(0.002) in 2003, $0.000 in 2002, and $0.001 in 2001 for Select Growth Fund; and $0.014 in 2001 for Core Equity Fund.

(3)	Investment income per share reflects a special dividend which amounted to $0.001 and $0.006 for Select Capital Appreciation Fund and Select Value Opportunity Fund in 2005, respectively, and $0.006 and $0.004 for Select Growth Fund and Core Equity Fund in 2004, respectively.

(4)	Computed using average shares outstanding throughout the period.

(5)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3).

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Net Asset Value End of Period	Ratios/Supplemental Data									Portfolio Turnover Rate
	Total Return	Net Assets End of Period (000’s)	Ratios To Average Net Assets
			Net Investment Income (Loss)	Operating Expenses				Management Fee
				(a)			(c)	Gross	Net

$2.031	14.68%	$273,823	(0.50)%	1.15%	1.15%		1.15%	0.93%	0.93%	27%
2.286	18.62%	299,355	(0.70)%	1.14%	1.15	%(b)	1.15%	0.92%	0.92%	38%
2.125	39.71%	296,204	(0.70)%	1.11%	1.13	%(b)	1.13%	0.92%	0.92%	46%
1.521	(21.60)%	287,593	(0.70)%	1.05%	1.06	%(b)	1.06%	0.90%	0.90%	41%
1.940	(1.14)%	435,864	(0.51)%	0.93%	0.94	%(b)	0.94%	0.88%	0.88%	44%

$1.888	7.18%	$290,698	0.37%	1.11%	1.11%		1.11%	0.89%	0.89%	89%
2.270	19.35%	345,750	0.02%	1.04%	1.10	%(b)	1.10%	0.88%	0.88%	99%
2.050	38.43%	380,801	0.07%	1.03%	1.09	%(b)	1.09%	0.88%	0.88%	117%
1.487	(16.32)%	351,831	0.12%	0.96%	1.03	%(b)	1.03%	0.87%	0.87%	94%
1.975	12.70%	440,335	0.63%	0.87%	0.92	%(b)	0.92%	0.87%	0.87%	97%

$1.386	12.41%	$288,368	1.62%	1.26%	1.26%		1.26%	0.93%	0.93%	19%
1.251	14.47%	333,494	1.33%	1.21%	1.22	%(b)	1.22%	0.92%	0.92%	84%
1.108	27.77%	380,653	1.46%	1.18%	1.19	%(b)	1.19%	0.92%	0.92%	28%
0.874	(19.37)%	335,890	1.17%	1.13%	1.14	%(b)	1.14%	0.91%	0.91%	14%
1.113	(21.43)%	460,006	0.97%	0.99%	1.01	%(b)	1.01%	0.89%	0.89%	26%

$1.655	7.38%	$440,137	(0.15)%	1.01%	1.01%		1.05%	0.83%	0.79%	42%
1.545	7.44%	528,558	0.21%	1.00%	1.02	%(b)	1.05%	0.82%	0.79%	95%
1.438	26.30%	625,729	(0.08)%	1.03%	1.07	%(b)	1.07%	0.81%	0.81%	75%
1.139	(27.60)%	375,959	0.05%	0.95%	1.01	%(b)	1.01%	0.82%	0.82%	125%
1.576	(24.71)%	660,893	0.12%	0.78%	0.85	%(b)	0.85%	0.79%	0.79%	91%

$1.802	6.03%	$279,880	0.77%	0.82%	0.82%		0.82%	0.59%	0.59%	40%
1.713	10.41%	337,127	1.02%	0.79%	0.81	%(b)	0.81%	0.58%	0.58%	37%
1.568	27.67%	400,017	0.88%	0.78%	0.80	%(b)	0.80%	0.58%	0.58%	27%
1.239	(23.45)%	401,888	0.78%	0.70%	0.74	%(b)	0.74%	0.57%	0.57%	115%
1.633	(16.90)%	673,753	0.75%	0.58%	0.61	%(b)	0.61%	0.55%	0.55%	134%

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations						Less Distributions(d)			Net Increase (Decrease) in Net Asset Value
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income(2)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Equity Index Fund(7)
2005	$2.664	$0.037		$0.079		$0.116	$(0.038)	$—	$(0.038)	$0.078
2004	2.453	0.040	(6)	0.211		0.251	(0.040)	—	(0.040)	0.211
2004	1.944	0.029		0.508		0.537	(0.028)	—	(0.028)	0.509
2002	2.715	0.027		(0.616)		(0.589)	(0.028)	(0.154)	(0.182)	(0.771)
2001	3.299	0.030		(0.422)		(0.392)	(0.029)	(0.163)	(0.192)	(0.584)
Select Investment Grade Income Fund
2005	$1.088	$0.044		$(0.024)		$0.020	$(0.052)	$—	$(0.052)	$(0.032)
2004	1.119	0.043		—		0.043	(0.059)	(0.015)	(0.074)	(0.031)
2003	1.134	0.040		(0.003	)(3)	0.037	(0.052)	—	(0.052)	(0.015)
2002	1.106	0.054		0.034		0.088	(0.060)	—	(0.060)	0.028
2001	1.086	0.064	(4)	0.021		0.085	(0.065)	—	(0.065)	0.020
Government Bond Fund
2005	$1.083	$0.034		$(0.017)		$0.017	$(0.039)	$—	$(0.039)	$(0.022)
2004	1.104	0.030		(0.007)		0.023	(0.042)	(0.002)	(0.044)	(0.021)
2003	1.130	0.030		(0.011)		0.019	(0.045)	—	(0.045)	(0.026)
2002	1.077	0.041		0.057		0.098	(0.045)	—	(0.045)	0.053
2001	1.051	0.049	(4)	0.030		0.079	(0.053)	—	(0.053)	0.026
Money Market Fund
2005	$1.000	$0.026		$—		$0.026	$(0.026)	$— (1)	$(0.026)	$—
2004	1.000	0.009		—		0.009	(0.009)	—	(0.009)	—
2003	1.000	0.008		—	(5)	0.008	(0.008)	—	(0.008)	—
2002	1.000	0.016		—		0.016	(0.016)	—	(0.016)	—
2001	1.000	0.042		—		0.042	(0.042)	—	(0.042)	—

(a)	Including reimbursements, waivers, and reductions.

(b)	Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.

(c)	Excluding reimbursements, waivers, and reductions.

(d)	Certain prior year amounts have been reclassified to conform to current year presentation.

(1)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

(2)	Net investment income (loss) per share before expense reductions was $0.028 in 2003 and $0.029 in 2001 for Equity Index Fund.

(3)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to the fluctuating market values of the investments of the Portfolio.

(4)	Computed using average shares outstanding throughout the period.

(5)	Amount is less than $.0005 or $(.0005).

(6)	Investment income per share reflects a special dividend which amounted to $0.008 per share for Equity Index Fund.

(7)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3).

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Net Asset Value End of Period	Ratios/Supplemental Data
	Total Return	Net Assets End of Period (000’s)	Ratios To Average Net Assets							Portfolio Turnover Rate
			Net Investment Income	Operating Expenses				Management Fee
				(a)			(c)	Gross	Net

$2.742	4.38%	$489,587	1.35%	0.52%	0.52%		0.52%	0.28%	0.28%	7%
2.664	10.32%	595,037	1.53%	0.50%	0.52	%(b)	0.52%	0.28%	0.28%	4%
2.453	27.83%	666,455	1.37%	0.45%	0.50	%(b)	0.50%	0.28%	0.28%	23%
1.944	(22.22)%	342,683	1.16%	0.45%	0.47	%(b)	0.47%	0.28%	0.28%	10%
2.715	(12.02)%	517,315	1.02%	0.32%	0.34	%(b)	0.34%	0.28%	0.28%	21%

$1.056	1.84%	$332,861	4.05%	0.64%	0.64%		0.64%	0.42%	0.42%	110%
1.088	3.98%	402,219	3.78%	0.64%	0.64%		0.64%	0.42%	0.42%	113%
1.119	3.31%	530,199	3.42%	0.63%	0.63%		0.63%	0.41%	0.41%	192%
1.134	8.14%	620,074	4.85%	0.58%	0.58%		0.58%	0.41%	0.41%	130%
1.106	7.94%	571,582	5.79%	0.47%	0.47%		0.47%	0.41%	0.41%	114%

$1.061	1.55%	$102,769	3.18%	0.74%	0.74%		0.74%	0.50%	0.50%	44%
1.083	2.12%	128,860	3.02%	0.73%	0.73%		0.73%	0.50%	0.50%	77%
1.104	1.67%	200,158	2.82%	0.71%	0.71%		0.71%	0.50%	0.50%	55%
1.130	9.28%	291,995	3.48%	0.68%	0.68%		0.68%	0.50%	0.50%	79%
1.077	7.63%	116,514	4.52%	0.58%	0.58%		0.58%	0.50%	0.50%	190%

$1.000	2.75%	$222,194	2.65%	0.55%	0.55%		0.55%	0.32%	0.32%	N/A
1.000	0.91%	264,679	0.88%	0.52%	0.52%		0.52%	0.32%	0.32%	N/A
1.000	0.80%	377,155	0.82%	0.53%	0.53%		0.53%	0.30%	0.30%	N/A
1.000	1.66%	704,805	1.63%	0.45%	0.45%		0.45%	0.30%	0.30%	N/A
1.000	4.28%	604,657	4.11%	0.36%	0.36%		0.36%	0.31%	0.31%	N/A

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies; (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Hanover Insurance Group (formerly Allmerica Financial Corporation) (“Hanover”) has ceased all new sales of proprietary variable annuities and life insurance products (See Note 9). The Trust is comprised of nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Core Equity, Equity Index, Select Investment Grade Income, Government Bond and Money Market Funds (individually a “Portfolio”, collectively, the “Portfolios”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange (other than Nasdaq) are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Securities listed or traded on Nasdaq are valued at the Nasdaq official closing price. Over-the-counter securities for which market quotations are readily available are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. If prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other investment companies are valued at net asset value.

Forward Foreign Currency Contracts: The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily forward exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are realized on the date of offset, otherwise gains and losses are realized on the settlement date.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No forward foreign currency contracts were held at December 31, 2005.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on the purchases and sales of the securities. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date net of non-reclaimable tax withholdings.

For the year ended December 31, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included of non-governmental issuers, for each portfolio are as follows:

	Purchases		Sales
Portfolio	Government	Non-Government	Government	Non-Government
Select Capital Appreciation Fund	$—	$73,354,721	$—	$133,574,611
Select Value Opportunity Fund	—	265,263,174	—	355,973,933
Select International Equity Fund	—	56,422,712	—	142,980,022
Select Growth Fund	—	193,549,351	—	322,558,378
Core Equity Fund	—	117,982,172	—	191,090,645
Equity Index Fund	—	37,078,470	—	160,956,688
Select Investment Grade Income Fund	235,149,546	145,231,353	253,175,861	163,322,867
Government Bond Fund	47,772,459	—	67,949,317	4,217,600
Money Market Fund	—	—	—	—

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country’s tax rules and rates.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

For federal income tax purposes, the aggregate cost of investment securities owned at December 31, 2005, the aggregate gross unrealized appreciation (depreciation) and the net unrealized appreciation (depreciation) on investment securities owned at December 31, 2005, for each portfolio are as follows:

Portfolio	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)	Cost
Select Capital Appreciation Fund	$82,578,372	$(4,669,857)	$77,908,515	$191,739,977
Select Value Opportunity Fund	41,394,108	(4,461,703)	36,932,405	226,555,933
Select International Equity Fund	58,838,539	(2,041,966)	56,796,573	218,249,131
Select Growth Fund	63,391,646	(10,662,712)	52,728,934	372,329,483
Core Equity Fund	46,597,470	(5,380,929)	41,216,541	233,419,613
Equity Index Fund	89,878,253	(29,938,118)	59,940,135	428,942,437
Select Investment Grade Income Fund	2,200,482	(5,894,745)	(3,694,263)	341,630,515
Government Bond Fund	134,687	(1,624,950)	(1,490,263)	103,180,733
Money Market Fund	—	—	—	221,530,399

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of undistributed long-term capital gains, undistributed short-term capital gains and capital loss carryforwards for each portfolio are as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Short-Term Capital Gains	Capital Loss Carryforwards
Select Capital Appreciation Fund	$—	$7,370,506	$640,191	$427,851
Select Value Opportunity Fund	1,139,288	36,596,732	5,797,069	—
Select International Equity Fund	2,652,270	—	—	86,962,722
Select Growth Fund	—	—	—	286,851,099
Core Equity Fund	—	—	—	215,995,972
Equity Index Fund	—	—	—	130,099,396
Select Investment Grade Income Fund	123,287	—	—	2,130,504
Government Bond Fund	21,744	—	—	2,378,129
Money Market Fund	—	—	—	—

For the year ended December 31, 2005, the Portfolio has elected to defer capital losses attributable to Post-October currency losses and capital losses are as follows:

Portfolio	Currency Losses	Capital Losses
Select Capital Appreciation Fund	$—	$—
Select Value Opportunity Fund	—	—
Select International Equity Fund	—	—
Select Growth Fund	—	—
Core Equity Fund	13	—
Equity Index Fund	—	—
Select Investment Grade Income Fund	—	2,394,745
Government Bond Fund	—	95,308
Money Market Fund	—	1,868

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

During the two year ended December 31, 2005 and December 31, 2004, respectively, the tax character of distributions paid for ordinary income, long-term capital gain, and return on capital for each portfolio are as follows:

	December 31, 2005			December 31, 2004
Portfolio	Distributions Paid from Ordinary Income*	Long-Term Capital Gain	Return on Capital	Distributions Paid from Ordinary Income*	Long-Term Capital Gain	Return on Capital
Select Capital Appreciation Fund	$4,773,256	$61,352,272	$—	$4,819,969	$20,393,344	$—
Select Value Opportunity Fund	37,858,676	30,655,110	—	22,348,847	—	—
Select International Equity Fund	4,270,657	—	—	4,285,464	—	—
Select Growth Fund	1,125,794	—	225	—	—	—
Core Equity Fund	2,297,671	—	—	3,653,589	—	—
Equity Index Fund	7,221,232	—	—	9,477,338	—	—
Select Investment Grade Income Fund	17,062,085	—	—	24,167,490	6,247,354	—
Government Bond Fund	3,996,071	—	—	5,646,147	273,481	—
Money Market Fund	6,646,008	—	56,233	2,804,306	—	—

*	Short-term capital gains distributions are treated as ordinary income for tax purposes.

At December 31, 2005, the Portfolio had capital loss carryforwards which expire as follows:

Portfolio	2007	2008	2009	2010	2011	2012	2013
Select Capital Appreciation Fund	$—	$427,851	$—	$—	$—	$—	$—
Select Value Opportunity Fund	—	—	—	—	—	—	—
Select International Equity Fund	152,467	6,218,733	2,072,911	42,661,407	35,857,204	—	—
Select Growth Fund	—	38,030,598	102,979,284	92,315,074	53,526,143	—	—
Core Equity Fund	—	—	95,774,423	88,482,233	31,739,316	—	—
Equity Index Fund	12,212,844	62,715,062	13,380,657	17,675,562	16,843,955	7,271,316	—
Select Investment Grade Income Fund	—	—	—	—	—	1,472,715	657,789
Government Bond Fund	—	—	—	—	—	1,242,253	1,135,876
Money Market Fund	—	—	—	—	—	—	—

The following capital loss carryforwards were utilized or lost during the year ended December 31, 2005:

Select Capital Appreciation Fund	$142,617
Select International Equity Fund	25,420,502
Select Growth Fund	46,181,655
Core Equity Fund	13,165,376
Equity Index Fund	1,176,872

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Capital Gains Taxes: Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Select International Equity Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared, distributed and reinvested quarterly for the Core Equity, Equity Index, Select Investment Grade Income and Government Bond Funds, and annually for the Select Capital Appreciation, Select Value Opportunity, Select International Equity and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including “Post-October Losses”, foreign currency gains and losses, gains and losses on futures contracts, and losses deferred due to wash sales and differing treatments for foreign currency transactions, gains and losses on passive foreign investment company holdings, paydown gains/losses on certain securities, capital loss carryforwards, return of capital on real estate investment trust holdings, net operating losses, amortization of premium and market discount, and non-taxable dividends. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

Futures Contracts: All Portfolios, except the Money Market Fund, may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease a Portfolio’s exposure to the underlying instrument or hedge other portfolio investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin, if any, reflected in each applicable Portfolio’s Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the terms of the contracts. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. No future contracts were held at December 31, 2005.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company (“IBT”) as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Securities lending income” in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short-term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the counterparty (borrower) held not meet its obligations under the terms of the loan. No securities were out on loan at December 31, 2005.

Cash Accounts: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these monies into a demand note account, which will pay interest equal to 75% of that day’s U.S. Treasury Bill rate back to the Portfolios.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Select Capital Appreciation, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolios, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Options: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio’s exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio’s exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.	INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (the “Manager”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of Hanover. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

	Percentage of Average Daily Net Assets
Portfolio	First $100,000,000	Next $150,000,000	Next $250,000,000	Next $250,000,000	Next $250,000,000	Over $1,000,000,000
Select Capital Appreciation Fund	1.00%	0.90%	0.80%	0.70%	0.70%	0.65%
Select Value Opportunity Fund	1.00%	0.85%	0.80%	0.75%	0.70%	0.70%
Select International Equity Fund	1.00%	0.90%	0.85%	0.85%	0.85%	0.85%
Select Growth Fund	0.85%	0.85%	0.80%	0.75%	0.70%	0.70%
Core Equity Fund	0.60%	0.60%	0.55%	0.50%	0.45%	0.45%
Government Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market Fund	0.35%	0.30%	0.30%	0.25%	0.20%	0.20%

Portfolio	First $50,000,000	Next $200,000,000	Over $250,000,000
Equity Index Fund	0.35%	0.30%	0.25%

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	First $50,000,000	Next $50,000,000	Over $100,000,000
Select Investment Grade Income Fund	0.50%	0.45%	0.40%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

Select Capital Appreciation Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Select Value Opportunity Fund	Cramer Rosenthal McGlynn, LLC
Select International Equity Fund	Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”) J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Select Growth Fund	GE Asset Management Incorporated (“GEAM”)
Jennison Associates LLC (“Jennison”)
Core Equity Fund	UBS Global Asset Management (Americas) Inc. (“UBS”) Goldman Sachs Asset Management, L.P. (“Goldman”)
Equity Index Fund	Opus Investment Management, Inc. (wholly-owned subsidiary of Hanover)
Select Investment Grade Income Fund	Opus Investment Management, Inc.
Government Bond Fund	Opus Investment Management, Inc.
Money Market Fund	Opus Investment Management, Inc.

T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price, is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica Financial Life Insurance Company (“First Allmerica”), a wholly-owned subsidiary of Allmerica Financial. GMO and J.P. Morgan each independently manages its own portion of the Select International Equity Fund. GEAM and Jennison each independently manages its own portion of the Select Growth Fund. UBS and Goldman each independently manages its own portion of the Core Equity Fund.

Brokerage Commissions: The Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Core Equity, and Equity Index Funds have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Funds under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Funds under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the year ended December 31, 2005, brokerage commissions under these agreements were as follows:

Commissions
Select Capital Appreciation Fund	$21,556
Select Value Opportunity Fund	169,068
Select International Equity Fund	14,901
Select Growth Fund	102,572
Core Equity Fund	47,266
Equity Index Fund	94,346

Plan of Distribution and Service: The 12b-1 Plan permits the Portfolios to pay Allmerica Financial and First Allmerica for marketing and distribution expenses to support the sale and distribution of the Portfolios’ shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets. As directed by the Board of Trustees, each Portfolio pays a distribution fee at an annual rate of 0.15% of each Portfolio’s average daily net assets. For the year ended December 31, 2005, total payments made to Allmerica Financial and First Allmerica by the Portfolios under the 12b-1 Plan amounted to $4,364,733.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Custodian, Fund Accounting, and Administrative Fees: IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.	REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. The Portfolios’ voluntary expense limitations are as follows:

Select Capital Appreciation Fund	1.35%
Select Value Opportunity Fund*	1.25%
Select International Equity Fund	1.50%
Select Growth Fund**	1.20%
Core Equity Fund	1.20%
Equity Index Fund	0.60%
Select Investment Grade Income Fund	1.00%
Government Bond Fund	1.00%
Money Market Fund	0.60%

Expense limitations may be removed or revised at any time after a Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

*	The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

**	Prior to January 1, 2005, GEAM assumed sub-adviser responsibilities from Putnam Investment Management, LLC (“Putnam”) for that portion of the Select Growth Fund that was independently managed by Putnam. The Manager has voluntarily agreed to waive that portion of the management fee of the Select Growth Fund to the extent that the amount of the sub-adviser fee paid to GEAM is less than the amount that would have been paid to Putnam. For the year ended December 31, 2005, this management fee waiver amounted to $163,473.

5.	SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

6.	FOREIGN SECURITIES, CONCENTRATION OF RISK, AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The Select International Equity Fund has over 25.2% and 25.9% of its total investments on December 31, 2005 invested in securities of companies located in Japan and the United Kingdom, respectively. The Select International Equity Fund is more susceptible to economic and political factors adversely affecting Japan or the United Kingdom than are international equity funds that are not concentrated to the same extent in these countries.

Total cash positions of Select Value Opportunity Fund, Select International Equity Fund, and Select Growth Fund at December 31, 2005 amounted to 9.4%, 4.6%, and 2.4%, respectively, of the Portfolio’s net assets. IBT, as provider of custody services to the Portfolios, holds these cash positions for the benefit of each Portfolio (See Note 2). Such cash amounts held at one financial institution may increase the Portfolios’ exposure to the possible risk of default or insolvency of that financial institution.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

7.	FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risks other than those reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

8.	OTHER

The Trust’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

9.	SUBSEQUENT EVENTS

On August 22, 2005, Hanover announced that it had entered into a definitive agreement to sell Allmerica Financial and its closed block of variable annuity and variable life business (the “Transaction”) to The Goldman Sachs Group, Inc. (“Goldman Sachs”). In addition, as part of the Transaction, Goldman Sachs will purchase AFIMS. The Transaction closed on December 30, 2005.

In connection with the Transaction, the Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization Agreement (the “Reorganization Agreement”) on behalf of each Portfolio of the Trust (each, an “AIT Fund”). The Reorganization Agreement is among the Trust, on behalf of each AIT Fund, Goldman Sachs Variable Insurance Trust (“GSVIT”), on behalf of each investment fund of GSVIT listed below (each, a “GSVIT Fund”), Hanover, AFIMS, Goldman Sachs

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Asset Management, L.P. and Goldman Sachs Asset Management International. Pursuant to the Reorganization Agreement, each AIT Fund will be reorganized into a corresponding GSVIT Fund, as noted below (each, a “Fund Reorganization”):

	AIT Fund	GSVIT Fund
Reorganization #1	Select International Equity Fund	International Equity Fund
Reorganization #2	Core Equity Fund	CORESM U.S. Equity Fund
Reorganization #3	Select Growth Fund	Capital Growth Fund
Reorganization #4	Select Capital Appreciation Fund	Growth Opportunities Fund
Reorganization #5	Equity Index Fund	Equity Index Fund
Reorganization #6	Select Value Opportunity Fund	Mid Cap Value Fund
Reorganization #7	Government Bond Fund	Government Income Fund
Reorganization #8	Select Investment Grade Income Fund	Core Fixed Income Fund
Reorganization #9	Money Market Fund	Money Market Fund

A Special Meeting of Shareholders of the Trust was held on December 9, 2005, at which shareholders of each AIT Fund approved the Fund Reorganization relating to such AIT Fund. Although separate accounts of Allmerica Financial and First Allmerica were the only shareholders of the AIT Funds, owners of variable annuity contracts or variable life insurance contracts with allocations in the separate accounts that invest in the AIT Funds had the right to instruct Allmerica Financial or First Allmerica as to how to vote on the shares of the AIT Fund(s) attributable to their variable contracts. Each Fund Reorganization was effective at the opening of business on January 9, 2006.

No AIT Fund or any GSVIT Fund bore any fees, expenses or explicit brokerage commissions in connection with entering into and carrying out the Fund Reorganization Expenses (“Reorganization Expenses”). The responsibility for payment of all of the Reorganization Expenses were allocated between Hanover and Goldman Sachs. The portion of the Reorganization Expense that were allocated to Hanover amounted to $795,966.

ALLMERICA INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody’s and S&P Ratings and Concentration of Investments tables), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Core Equity Fund, Equity Index Fund, Select Investment Grade Income Fund, Government Bond Fund, and Money Market Fund (constituting the Allmerica Investment Trust, hereafter referred to as the “Trust”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, pursuant to the Reorganization Agreement described, each portfolio of the Trust (each, an “AIT Fund”) was reorganized into a corresponding GSVIT Fund, effective January 9, 2006.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2006

ALLMERICA INVESTMENT TRUST

OTHER INFORMATION

SHAREHOLDER VOTING RESULTS: (Unaudited)

A special meeting of the shareholders of the funds of Allmerica Investment Trust (“AIT”) consisting of Select International Equity Fund, Core Equity Fund, Select Growth Fund, Select Capital Appreciation Fund, Equity Index Fund, Select Value Opportunity Fund, Government Bond Fund, Select Investment Grade Income Fund, and Money Market Fund (each an “AIT Fund”, and collectively, the “AIT Funds”) was held on December 9, 2005 to approve the following proposal:

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of all the assets, and the assumption of substantially all of the liabilities, of the AIT Fund by a corresponding investment portfolio (a “GVSIT Fund”) of Goldman Sachs Variable Insurance Trust (“GSVIT”) in exchange for Service Shares of the corresponding GSVIT Fund, followed by the distribution of those shares to the shareholders of the AIT Fund and the subsequent liquidation of the AIT Fund.

Under the terms of the Reorganization Agreement, each of the following AIT Funds would be acquired by the corresponding GSVIT Fund listed opposite its name:

AIT Funds	GSVIT Funds
Select International Equity Fund	Goldman Sachs International Equity Fund
Core Equity Fund	Goldman Sachs CORESM U.S. Equity Fund
Select Growth Fund	Goldman Sachs Capital Growth Fund
Select Capital Appreciation Fund	Goldman Sachs Growth Opportunities Fund
Equity Index Fund	Goldman Sachs Equity Index Fund
Select Value Opportunity Fund	Goldman Sachs Mid Cap Value Fund
Government Bond Fund	Goldman Sachs Government Income Fund
Select Investment Grade Income Fund	Goldman Sachs Core Fixed Income Fund
Money Market Fund	Goldman Sachs Money Market Fund

The voting results were as follows:

		Shares For	Shares Against	Shares Abstaining	Total
Select International Equity Fund:	Number of Votes Cast:	194,735,008	10,378,513	14,432,425	219,545,946
	Percentage of Votes Cast:	88.70%	4.73%	6.57%	100.00%
Core Equity Fund:	Number of Votes Cast:	149,078,574	7,659,817	7,448,138	164,186,529
	Percentage of Votes Cast:	90.80%	4.66%	4.54%	100.00%
Select Growth Fund:	Number of Votes Cast:	251,570,053	10,983,809	18,553,557	281,107,419
	Percentage of Votes Cast:	89.49%	3.91%	6.60%	100.00%
Select Capital Appreciation Fund:	Number of Votes Cast:	111,816,888	5,686,589	8,318,556	125,822,033
	Percentage of Votes Cast:	88.87%	4.52%	6.61%	100.00%
Equity Index Fund:	Number of Votes Cast:	166,275,880	8,224,824	12,249,957	186,750,661
	Percentage of Votes Cast:	89.04%	4.40%	6.56%	100.00%
Select Value Opportunity Fund:	Number of Votes Cast:	144,758,643	5,870,748	11,598,914	162,228,305
	Percentage of Votes Cast:	89.23%	3.62%	7.15%	100.00%
Government Bond Fund:	Number of Votes Cast:	90,416,110	3,672,219	6,026,908	100,115,237
	Percentage of Votes Cast:	90.31%	3.67%	6.02%	100.00%
Select Investment Grade Income	Number of Votes Cast:	291,462,379	9,929,7073	24,864,202	326,256,288
Fund:	Percentage of Votes Cast:	89.34%	3.04%	7.62%	100.00%
Money Market Fund:	Number of Votes Cast:	215,890,584	12,548,073	26,181,615	254,620,272
	Percentage of Votes Cast:	84.79%	4.93%	10.28%	100.00%

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES At December 31, 2005 (Unaudited)

Name, Address and Age(1)	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
P. Kevin Condron (60)	Trustee, Member of the Audit Committee, Fund Operations Committee, Governance Committee and Investment Operations Committee	Indefinite Served Since 1997	President and Chief Executive Officer, The Granite Group (wholesale plumbing and heating), 1997-present.	11	Director, Banknorth Group.

Jocelyn S. Davis (52)	Trustee, Member of the Audit Committee, Fund Operations Committee, Governance Committee and Investment Operations Committee	Indefinite Served Since 2001	President, Nelson Hart, LLC (consulting), 2002-present; Beers & Cutler (professional services), 2001-2002; Chief Financial Officer, AARP (non-profit), 1996-2001.	11	None

Cynthia A. Hargadon (50)	Trustee, Chairperson of the Fund Operations Committee, Member of the Audit Committee, Investment Operations Committee and Governance Committee	Indefinite Served Since 1997	Chief Investment Officer, North Point Advisors LLC (consulting), 2003-present; President, Hargadon Associates (asset management consulting), 2002-2003; President, Potomac Asset Management, Inc., 2000-2002; Director of Investments, National Automobile Dealers Association, 1999-2000.	11	Director, Wilshire Target Funds, 2001-present, Wilshire VIT Funds, 2004-present.*

Gordon Holmes (67)	Trustee, Chairman of the Audit Committee and Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	Indefinite Served Since 1991	Instructor at Bentley College, 1998-present; Certified Public Accountant; Retired Partner, Tofias, Fleishman, Shapiro & Co., P.C. (Accountants).	11	None

Ranne P. Warner (60)	Trustee, Chairman of the Governance Committee, Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	Indefinite Served Since 1991	President, Centros Properties, USA; Owner, Ranne P. Warner and Company; Blackston Exchange LLC (real estate) 2001-present.	11	Director, Wainwright Bank & Trust Co. (commercial bank).

*	The number of funds overseen by Ms. Hargadon at Wilshire Target Funds and Wilshire VIT Funds is five (5) and seven (7), respectively.

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES At December 31, 2005 (Unaudited) (continued)

Name, Address and Age(1)	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
*John P. Kavanaugh (51)	Chairman, Trustee and President, Chairman of the Investment Operations Committee	1 Year Term Indefinite Term as Trustee Served Since 1995	President, Opus Investment Management, Inc.. (“OIM”); Vice President, Director, Chief Investment Officer, First Allmerica Financial Life Insurance Company (“First Allmerica”) and Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”).	11	None

*Edward J. Parry, III (46)	Trustee, Member of the Investment Operations Committee	1 Year Term Served Since 2004	Executive Vice President, Director, Chief Financial Officer, Allmerica Financial Corporation, First Allmerica and Allmerica Financial Life.	11	None

*	Messrs. Kavanaugh and Parry are “interested persons”, as defined in the Investment Company Act of 1940 as amended (the “1940 Act”), of the Trust and of The Hanover Insurance Group (“Hanover”) because of their affiliations with Hanover.

(1)	The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

(2)	Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

The Statement of Additional Information of Allmerica Investment Trust (“SAI”) contains additional information about the Board of Trustees and is available without charge upon request. You may request a copy of the SAI by contacting us at the phone number listed on the back cover of this report.

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund (the “Portfolio”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios of Allmerica Investment Trust (the “Trust”) and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”) or First Allmerica Financial Life Insurance Company (“First Allmerica”) unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial or First Allmerica, and the Trust which include important information related to charges and expenses.

The Trust files complete schedules of portfolio holdings of the Portfolios of the Trust with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

Descriptions of the policies and procedures that the Portfolios of the Trust use to determine how to vote proxies relating to portfolio securities are available via the following methods:

(i)	Without charge, upon request, by calling 1-800-533-7881;

(ii)	On each of the following websites:

http://www.allmerica.com/afs/account/index.htm

http://www.allmerica.com/select/index.htm

http://www.allmerica.com/afs/abs/index.htm;

(iii)	On the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Portfolios of the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual and semi-annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

440 Lincoln Street, Worcester, MA 01653, Phone 508-855-1000, Fax 508-853-6332, www.allmerica.com

THE ALLMERICA COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Opus Investment Management, Inc. • AMGRO, Inc. • Financial Profiles, Inc. • VeraVest Investments, Inc.

Allmerica Financial Life Insurance and Annuity Company • First Allmerica Financial Life Insurance Company

05-0141

Item 2.	Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial/principal accounting officer.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Gordon Holmes, who is an “independent” Trustee (as such term is defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)), qualifies as an “audit committee financial expert” (as such term has been defined in the SEC Regulations).

The SEC has stated that the designation or identification of a person as an audit financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

	Audit Fees	Types of Services	Percentage of Services Approved by the Audit Committee under the De Minimus Exception (defined below)
2005	$351,000		—
2004	$328,000		—

	Audit-Related Fees
2004	$0		0%
2003	$0		0%

	Tax Fees
2005	$27,400	Tax return review	0%
2004	$36,400	Tax return review	0%

	All Other Fees
2004	$0		0%
2003	$0		0%

All fees disclosed above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” represent fees billed for services that were required to be pre-approved, and which were so pre-approved, by the registrant’s Audit Committee in accordance with the Audit Committee’s Policy for Pre-Approval of Services Provided by Independent Auditors.

For the last two fiscal years of the registrant, the independent accountants billed aggregate non-audit fees in the following amounts to the registrant and Allmerica Financial Investment Management Services, Inc. (“AFIMS”), the Trust’s investment adviser:

2005	$27,400
2004	$36,400

The registrant’s Audit Committee has determined that the provision by the registrant’s independent accountants of non-audit services that were rendered to AFIMS and that were not pre-approved by the Audit Committee were compatible with maintaining the independence of such accountants.

The following table presents fees billed by the registrant’s independent accountants for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees	Percentages of services approved by Audit Committee
2004	$0	$0	$0	$0	—
2003	$0	$0	$0	$0	—

The Audit Committee has adopted certain policies and procedures for pre-approval of services provided by the independent accountants. On an annual basis, certain types of recurring audit, audit-related and other services are pre-approved by the Committee, including, among other things, the list of required audits and projects presented by the independent accountants; consultation and advisory services related to accounting/reporting and risk management/control matters provided in the normal course of business; and assistance with SEC and other regulatory filings and tax services incurred in the normal course of business. This pre-approval will occur concurrently with the approval of the annual audit fees and will apply to all individual projects meeting the criteria discussed above and which are expected to result in total fees less than $400,000. For individual projects outside the scope of the fiscal year audits and tax return filings expected to be $25,000 or greater, specific pre-approval will be necessary.

Pre-approvals for all other services will occur if and when the need for any such services arises. This pre-approval will be initiated by AFIMS and will be requested from the Chairman or, in the event the Chairman is unavailable, any other member of the Audit Committee. Any services approved by the Chairman, or other Audit Committee member, at any time other than during an Audit Committee meeting will be reported to the full Audit Committee at the next regularly scheduled meeting. Expenses permitted under Rule 2-01(c)(7)(i)(C) of Regulation S-X (the “De Minimis Exception”) will not require pre-approval.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

The Schedule referenced in this Item 6 of Form N-CSR is included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

Material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees: Not Applicable

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have concluded that, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, such disclosure controls and procedures provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons.

(b)	Changes to internal control over financial reporting: Not Applicable

Item 12.	Exhibits

(a) (1)	Code of Ethics that applies to the registrant’s principal executive officer and principal financial/ principal accounting officer is attached as Exhibit 99.CODE.

(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Exhibit 99.CERT.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.CERTB.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allmerica Investment Trust

Date: February 28, 2006	By:	/s/ John P. Kavanaugh
John P. Kavanaugh
President and Chairman

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2006	By:	/s/ John P. Kavanaugh
John P. Kavanaugh
President and Chairman

Date: February 28, 2006	By:	/s/ Paul S. Bellany
Paul S. Bellany
Assistant Vice President and Treasurer
(Principal Accounting Officer and Principal Financial Officer)